UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                                         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Gran Tierra Energy Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

GRAN TIERRA ENERGY INC.

900, 520-3 Avenue S.W.

Calgary, Alberta, Canada T2P 0R3

(403) 265-3221

NOTICE OF MEETING

ANNUAL MEETING OF THE STOCKHOLDERS OF GRAN TIERRA ENERGY INC.

Date:	Wednesday, May 2, 2018
Time:	11:00 a.m. (Mountain Time)
Place:	Centennial Place, 3rd Floor, West Tower, 250 - 5 Street SW, Calgary, Alberta, Canada T2P 0R4

The business of the meeting is to:

1.	Elect the eight nominees specified in the accompanying proxy statement to serve as directors.

2.	Ratify the appointment of KPMG LLP as Gran Tierra’s independent registered public accounting firm for 2018.

3.	Approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers as disclosed in the accompanying proxy statement.

4.	Conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

This notice and the attached proxy statement are first being mailed to our stockholders beginning on March 21, 2018. The record date for the annual meeting is March 12, 2018. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

This year, we are using the “Notice and Access” method of providing proxy materials to our stockholders. We believe this process will provide our stockholders with a convenient way to access the proxy materials and vote, while allowing us to lower the costs of printing and distributing the proxy materials and reduce the environmental impact of our meeting. We will mail to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of a paper copy of our proxy materials. Stockholders receiving the Notice may review the proxy materials online or request a paper copy by following the instructions set forth in the Notice.

Please submit your proxy or voting instructions on the Internet or by telephone promptly by following the instructions about how to view the proxy materials on your Notice of Internet Availability of Proxy Materials so that your shares can be voted, regardless of whether you expect to attend the annual meeting. If you received your proxy materials by mail, you may submit your proxy or voting instructions on the Internet or by telephone, or you may submit your proxy by marking, dating, signing and returning the enclosed proxy/confidential voting instruction card. If you attend the annual meeting, you may withdraw your proxy and vote in person.

By order of the Board of Directors

/s/ Gary S. Guidry

Gary S. Guidry

President and Chief Executive Officer

Calgary, Alberta, Canada

March 21, 2018

PROXY STATEMENT TABLE OF CONTENTS

TO OUR STOCKHOLDERS,

We invite you to attend the Annual Meeting of Gran Tierra Energy Inc., (“Gran Tierra” or the “Company”) which will be held at Centennial Place, 3rd Floor, West Tower, 250 - 5 Street SW, Calgary, Alberta, Canada T2P 0R4 on May 2, 2018 at 11:00 a.m. Mountain Time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describes the business to be conducted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to submit your vote via the internet, telephone or mail.

After successfully transforming our portfolio and the Company in 2015 and 2016, our focus on execution in 2017 delivered strong financial performance. With our high netback production, low base production declines, an expanded drilling inventory and a large resource base, we demonstrated in 2017 that Gran Tierra has created a sustainable business model which we expect to be fully funded by forecasted cash from operating activities in 2018.

During 2017, our robust portfolio delivered:

●	Increased average Colombia only production in the fourth quarter of 2017 to 34,477 BOEPD, 14% higher than 30,258 BOEPD in the fourth quarter of 2016 and 53% higher than the second quarter of 2015, when the current senior management team started at Gran Tierra;

●	Growth of 18% in Proved plus Probable reserves in Colombia, 20% in reserves per share, 27% in total net present value to $2.5 billion and 30% in net asset value per share to $5.69 per share;

●	Increased Colombia unrisked mean prospective resources to 1,462 MMBOE, with 822 MMBOE primarily in the Putumayo regional carbonate play;

●	With our large resource base, we plan to drill 30 to 35 exploration wells over the next three years, which are all expected to be funded by cash from operating activities.

I encourage you to read our 2017 Annual Report for additional information. Following the formal portion of the Annual Meeting, management will review Gran Tierra’s operational and financial performance during 2017 and provide an outlook on priorities for 2018 and beyond. You will also have an opportunity to ask questions and to meet the directors and executives.

On behalf of our Board of Directors and the team at Gran Tierra, I want to thank all of our stakeholders for their continued support. We believe that our focused strategy is delivering results on several fronts and that Gran Tierra is well positioned for an exciting year of growth in 2018 and beyond as we continue to efficiently create value in the multi-horizon, proven hydrocarbon producing basins of Colombia.

Sincerely,

/s/ Gary S. Guidry

Gary S. Guidry

President and Chief Executive Officer

March 21, 2018

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere within this proxy statement. You should read the entire proxy statement carefully and consider all information before voting. Page references are supplied to help you find further information in this proxy statement. This summary does not contain all of the information you should consider, and we encourage you to read the entire proxy statement before voting.

References to “we”, “us”, “our”, “Gran Tierra” or the “Company” are to Gran Tierra Energy Inc.

Important Notice Regarding the Availability of Materials for the 2018 Annual Meeting of Shareholders to be Held on May 2, 2018: The proxy statement and our Annual Report for the fiscal year ended December 31, 2017 are available free of charge at http://www.edocumentview.com/GTE

2018 Annual Meeting of Stockholders

Date:	May 2, 2018
Time:	11:00 a.m. (Mountain Time)
Place:	Centennial Place, 3rd Floor, West Tower, 250 - 5 Street SW, Calgary, Alberta, Canada T2P 0R4
Record Date:	March 12, 2018

Voting Matters And Board Recommendations

Voting Matter	Board Vote Recommendation

Proposal 1: Election of Directors (page 11)

The Board and the Nominating and Corporate Governance Committee believe that each of the director nominees possesses the necessary qualifications and skills to provide effective oversight of the business and quality advice and counsel to our management team.

FOR EACH NOMINEE

Proposal 2: Ratification of Selection of Independent Auditors (page 34)

The Board and the Audit Committee believe that the retention of KPMG LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit Committee’s selection of the independent registered public accounting firm.

FOR

Proposal 3: Advisory Vote to Approve Named Executive Officer Compensation (page 38)

The Company seeks a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers as described in the Compensation Discussion and Analysis section beginning on page 43 and the Compensation Tables section beginning on page 55. Our executive compensation program reflects our philosophy of aligning executive compensation with the interests of our stockholders and a commitment to pay for performance.

FOR

1

Director Nominees

The following table provides summary information about each director nominee. See pages 12 to 19 for more information.

Director Nominee	Director Since	Age	Committees
Peter J. Dey	2015	77	Nominating and Corporate Governance Committee Compensation Committee
Gary S. Guidry President and CEO	2015	62
Evan Hazell	2015	59	Health, Safety & Environment Committee Reserves Committee
Robert B. Hodgins	2015	66	Board Chairman Audit Committee Compensation Committee Nominating and Corporate Governance Committee
Ronald W. Royal	2015	69	Audit Committee Health, Safety & Environment Committee Reserves Committee
Sondra Scott	2017	51	Nominating and Corporate Governance Committee Health, Safety & Environment Committee Reserves Committee
David P. Smith	2015	59	Audit Committee Health, Safety & Environment Committee
Brooke Wade	2015	64	Compensation Committee Nominating and Corporate Governance Committee Reserves Committee

Corporate Governance

We are committed to good corporate governance practices, which promote the long-term interests of our stockholders and strengthens our Board and management accountability.

Highlights of our corporate governance practices include the following:

Independent Chairman of the Board	Policy prohibiting speculative trading of the Company’s stock
Annual elections of the entire Board	Clawback policy
Majority voting for directors with resignation policy	Stockholders may call special meetings of stockholders
100% independent Committee members	No stockholder rights (“poison pill”) or similar plan
Annual self-evaluation of the Board	Regular executive sessions of independent directors
Stock ownership guidelines for directors and officers	Stockholders have the right to fill director vacancies caused by director removal
No Tax Gross-Up provisions in any new executive agreements (currently only applies to Chief Executive Officer in order to be equalized to Canadian colleagues)

2

Executive compensation highlights

Our compensation philosophy and programs are based on the following core principles:

●	attract and retain highly capable individuals and offer competitive compensation opportunities,

●	pay for performance, and

●	align the interests of management with our stockholders.

Our equity compensation program is designed to be aligned with the interests of our stockholders and focus on pay-for-performance. The majority of 2017 executive compensation is considered to be “at risk” because its value is based on specific performance criteria and payout is not guaranteed. In 2017, 80% of the value of equity awards granted to the Named Executive Officers (“NEOs”) consisted of performance share units (“PSUs”) and 20% consisted of stock options. Base salaries for NEOs remained unchanged in 2017 from 2016 levels.

The following shows the breakdown of 2017 target total direct compensation opportunity for our Chief Executive Officer and Chief Financial Officer consisting of long-term equity awards, annual cash bonus and fixed base salary.

Further discussion of how our Company performance in 2017 impacted our Short-Term Incentive (“STIP”) and Long-Term Incentive Plan (“LTIP”) payouts can be found on pages 48 and 51 respectively.

3

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND 2018 ANNUAL MEETING

Why am I receiving these materials?

We are sending you these proxy materials because the Board of Directors (the “Board”) of Gran Tierra Energy Inc., a Delaware corporation (“Gran Tierra” or the “Company”), is soliciting your proxy to vote at the 2018 annual meeting of stockholders, including at any adjournments or postponements of the annual meeting. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the annual meeting to vote your shares. Instead, if you are a stockholder of record of our common stock, you may simply complete, sign and return the proxy card, or follow the instructions below to submit your proxy over the telephone or through the internet. See “How do I vote” below for further information on how to vote, including if you hold our common stock through a broker in “street name” or hold exchangeable shares.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. We are sending to our stockholders of record the proxy materials, including this proxy statement and an annual report, or a Notice Regarding the Availability of Proxy Materials (the “Notice”). We intend that our stockholders who hold their stock in “street name” will receive a Notice from their broker, bank or other agent in which they hold the stock in “street name,” unless they have specified otherwise. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.

We intend to mail the proxy materials and Notice beginning on March 21, 2018, to all stockholders of record entitled to vote at the annual meeting. We expect that the Notice will be sent to stockholders who hold their stock in “street name” on or about this same date.

How do I attend the annual meeting?

The meeting will be held on Wednesday, May 2, 2018, at 11:00 a.m. (Mountain time) at Centennial Place, 3rd Floor, West Tower, 250 - 5 Street SW, Calgary, Alberta, Canada T2P 0R4. Directions to the annual meeting may be found at http://www.grantierra.com/investor- relations/2018-annual-meeting.html. Information on how to vote in person at the annual meeting is discussed below.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on March 12, 2018, will be entitled to vote at the annual meeting. On this record date, there were 385,394,642 shares of common stock outstanding and entitled to vote, one share of Special A Voting Stock, and one share of Special B Voting Stock. On the record date, the one share of Special A Voting Stock was entitled to 1,688,889 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former stockholders of Gran Tierra Energy Inc., an Alberta corporation, and Goldstrike, Inc. (the “Goldstrike Exchangeable Shares”). On the record date, the one share of Special B Voting Stock was entitled to 4,219,176 votes, which equals the number of shares of common stock issuable upon exchange of exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former stockholders of Solana Resources Limited, an Alberta corporation (“Solana”), and Gran Tierra (the “Solana Exchangeable Shares,” and together with the Goldstrike Exchangeable Shares, the “Exchangeable Shares”).

Stockholders of Record: Shares Registered in Your Name

If at the close of business on March 12, 2018, your shares were registered directly in your name with Gran Tierra’s transfer agent, Computershare Investor Services, then you are a stockholder of record. As a stockholder of record, you may vote in person at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting, we urge you to fill out and return the proxy or vote by proxy by telephone or on the internet as instructed below to ensure your vote is counted.

4

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on March 12, 2018, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and/or these proxy materials if you have received them, are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

Stockholders Holding Exchangeable Shares

Holders of Goldstrike Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Goldstrike Exchangeable Shares and the Voting Exchange and Support Agreement dated November 10, 2005, (the “Goldstrike Voting Exchange Agreement”) among Goldstrike Inc., 1203647 Alberta Inc., Gran Tierra Goldstrike Inc. and Olympia Trust Company (the “Goldstrike Trustee”). The Goldstrike Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra. In accordance with the Goldstrike Voting Exchange Agreement, holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to vote their Goldstrike Exchangeable Shares. The Goldstrike Trustee holds the one outstanding share of our Special A Voting Stock, which is entitled to as many votes as there are outstanding Goldstrike Exchangeable Shares on the record date, and may only vote the one share of Special A Voting Stock as directed by the holders of Goldstrike Exchangeable Shares. Holders of Goldstrike Exchangeable Shares who do not hold their Goldstrike Exchangeable Shares in their own name are not entitled to instruct the Goldstrike Trustee as to how to exercise voting rights at the annual meeting. Only holders of Goldstrike Exchangeable Shares whose names appear on the records of Gran Tierra Goldstrike Inc. as the registered holders of Goldstrike Exchangeable Shares are entitled to instruct the Goldstrike Trustee as to how to exercise voting rights in respect of their Goldstrike Exchangeable Shares at the annual meeting. Holders of Goldstrike Exchangeable Shares may also obtain a proxy from the Goldstrike Trustee to vote their Goldstrike Exchangeable Shares at the annual meeting. Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee in order to exercise their voting rights.

Holders of Solana Exchangeable Shares are receiving these proxy materials which relate solely to the annual meeting of Gran Tierra and are being delivered in accordance with the provisions of the Solana Exchangeable Shares and the Voting and Exchange Trust Agreement dated November 14, 2008, (the “Solana Voting Exchange Agreement”) among Gran Tierra, Gran Tierra Exchangeco Inc. and Computershare Trust Company of Canada (the “Solana Trustee”). The Solana Exchangeable Shares are the economic equivalent to the shares of common stock of Gran Tierra. In accordance with the Solana Voting Exchange Agreement, holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to vote their Solana Exchangeable Shares. The Solana Trustee holds the one outstanding share of our Special B Voting Stock, which is entitled to as many votes as there are outstanding Solana Exchangeable Shares on the record date, and may only vote the one share of Special B Voting Stock as directed by the holders of Solana Exchangeable Shares. Holders of Solana Exchangeable Shares who do not hold their Solana Exchangeable Shares in their own name are not entitled to instruct the Solana Trustee as to how to exercise voting rights at the annual meeting. Only holders of Solana Exchangeable Shares whose names appear on the records of Gran Tierra Exchangeco Inc. as the registered holders of Solana Exchangeable Shares are entitled to instruct the Solana Trustee as to how to exercise voting rights in respect of their Solana Exchangeable Shares at the annual meeting. Holders of Solana Exchangeable Shares may also obtain a proxy from the Solana Trustee to vote their Solana Exchangeable Shares at the annual meeting. Holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their voting rights.

If at the close of business on March 12, 2018, your Exchangeable Shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice, and these proxy materials if you have received them, are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of instructing your trustee as to how to vote your Exchangeable Shares. As a beneficial owner, you have the right to direct your broker or other agent regarding how to instruct your trustee as to how to vote your Exchangeable Shares.

5

What am I voting on?

There are three matters scheduled for a vote:

1.	Election of eight nominees named in the proxy statement to serve on the Board until the next annual meeting and until their respective successors are duly elected and qualified;

2.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for 2018; and

3.	Approval, on an advisory basis, of the compensation of Gran Tierra’s named executive officers, as disclosed in this proxy statement.

What if another matter is properly brought before the annual meeting?

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

You may either vote “For” or “Against” or abstain from voting with respect to each nominee to the Board and each of the other matters to be voted on.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting, vote by proxy on the internet or by telephone, or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the annual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting and vote in person even if you have already voted by proxy.

●	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

●	To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card to us by 11:00 a.m. (Mountain time) on April 30, 2018, we will vote your shares as you direct.

●	To vote over the telephone, dial 1-800-652-VOTE (8683) using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice or proxy card. Your telephone vote must be received by 11:00 a.m. (Mountain time) on April 30, 2018, to be counted.

●	To vote on the internet, go to http://www.investorvote.com/GTE to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice or proxy card. Your internet vote must be received by 11:00 a.m. (Mountain time) on April 30, 2018, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions, or these proxy materials and an annual report and form of proxy, from that organization rather than from Gran Tierra. Simply follow the voting instructions you receive from your broker, bank, or other agent to ensure that your vote is counted. If you have received these proxy materials and voting instructions therein, simply complete and mail the voting instructions to ensure that your vote is counted. Alternatively, if permitted by your broker or bank, you may vote by telephone or on the internet as instructed by your broker, bank or other agent. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

6

Beneficial Owner: Exchangeable Shares

If you are a holder of Goldstrike Exchangeable Shares, you should have received a voting instruction form with these proxy materials from the Goldstrike Trustee, which is the holder of the one share of Special A Voting Stock. Follow the instructions from the Goldstrike Trustee, or contact the Goldstrike Trustee for further information. Instruments of proxy must be received by Computershare Trust Company of Canada, Attention: Manager, Corporate Trust, 600, 530 - 8th Avenue S.W., Calgary, Alberta, Canada T2P 3S8, by 11:00 a.m. (Mountain Time) on April 30, 2018, or not less than 48 hours before the time of any adjournment(s) of the annual meeting. Follow the directions on the voting instruction form, which includes how voting instructions may be sent by facsimile transmission.

If you are a holder of record of Solana Exchangeable Shares, you should have received a voting instruction form with these proxy materials from the Solana Trustee, which is the holder of the one share of Special B Voting Stock. Follow the instructions from the Solana Trustee, or contact the Solana Trustee for further information. Instruments of proxy must be received by Computershare Trust Company of Canada, Attention: Manager, Corporate Trust, 600, 530 - 8th Avenue S.W., Calgary, Alberta, Canada T2P 3S8 by 11:00 a.m. (Mountain Time) on April 30, 2018, or not less than 48 hours before the time of any adjournment(s) of the annual meeting. Follow the directions on the voting instruction form.

If you are a beneficial owner of Exchangeable Shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from Gran Tierra. Simply follow the voting instructions in the Notice to ensure that your vote is counted.

We provide telephone and internet proxy voting to allow you to vote your shares, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your telephone or internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 12, 2018. In addition, you have one vote for each Exchangeable Share held as of March 12, 2018, which are represented by the one share of Special A Voting Stock and one share of Special B Voting Stock of Gran Tierra, as applicable. Holders of Goldstrike Exchangeable Shares should follow the instructions sent to them by the Goldstrike Trustee and holders of Solana Exchangeable Shares should follow the instructions sent to them by the Solana Trustee in order to exercise their respective voting rights. Cumulative voting is not permitted.

What if I return a proxy card or otherwise vote but do not make specific choices?

Stockholder of Record; Shares Registered in Your Name

If you are a holder of record and return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all eight nominees for director, “For” the ratification of the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2018, and “For” the advisory vote to approve named executive officer compensation. If any other matter is properly presented at the annual meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, your broker or other nominee may not vote your shares on any proposal other than the ratification of the selection of KPMG LLP as our independent registered public accounting firm at the annual meeting. See “What are ‘broker non-votes’?” below. We encourage you to provide voting instructions to the organization that holds your shares to ensure that your vote is counted on all three proposals.

7

Holder of Exchangeable Shares

If you are a holder of Exchangeable Shares and you do not return a properly filled out voting election, or if you return a signed and dated voting election without marking voting selections, your shares will not be voted.

What happens if I do not vote?

Stockholder of Record; Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, over the internet or in person at the annual meeting, your shares will not be voted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you hold your shares in “street name,” you will receive instructions from your broker, bank or other nominee describing how to vote your shares. If you do not instruct your broker, bank or other nominee how to vote your shares, they may vote your shares as they decide as to each matter for which they have discretionary authority under the rules of the NYSE American. This year, the only matter with respect to which they may vote your shares without voting instructions is the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm (Proposal 2).

There are also non-discretionary matters for which brokers, banks and other nominees do not have discretionary authority to vote unless they receive timely instructions from you. When a broker, bank or other nominee does not have discretion to vote on a particular matter and you have not given timely instructions on how the broker, bank or other nominee should vote your shares, a “broker non-vote” results. Although any broker non-vote would be counted as present at the meeting for purposes of determining a quorum, it would be treated as not entitled to vote with respect to non-discretionary matters.

If your shares are held in “street name” and you do not give voting instructions, pursuant to NYSE American Company Guide Section 723, the record holder will not be permitted to vote your shares with respect to Proposals 1 or 3. If your shares are held in “street name” and you do not give voting instructions, the record holder will nevertheless be entitled to vote your shares with respect to Proposal 2.

Abstentions occur when stockholders are present at the annual meeting but voluntarily abstain on any of the matters upon which the stockholders are voting.

Holder of Exchangeable Shares

If you are a holder of Exchangeable Shares and you do not return a properly filled out voting election, or if you return a signed and dated voting election without marking voting selections, your shares will not be voted.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

If you receive more than one Notice or more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices or the instructions on the proxy cards in the proxy materials to ensure that all of your shares are voted.

8

Can I change my vote after submitting my proxy?

Stockholder of Record; Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date, or vote again by telephone or on the internet;

●	You may send a timely written notice that you are revoking your proxy to Gran Tierra’s Corporate Secretary at 900, 520 - 3rd Avenue S.W., Calgary, Alberta, Canada T2P 0R3; or

●	You may attend the annual meeting and vote in person. Simply attending the annual meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

Holder of Exchangeable Shares

If you are a holder of Goldstrike Exchangeable Shares, you should follow the instructions provided by the Goldstrike Trustee with respect to the Goldstrike Exchangeable Shares you hold, and if you are a holder of Solana Exchangeable Shares, you should follow the instructions provided by the Solana Trustee with respect to the Solana Exchangeable Shares you hold.

When are stockholder proposals due for next year’s annual meeting?

Stockholders who desire to present proposals at the 2019 annual meeting of stockholders and to have proposals included in our proxy materials pursuant to Rule 14a-8 under the Exchange Act must submit their proposals to us at our principal executive offices (to the Corporate Secretary at 900, 520 - 3rd Avenue S.W., Calgary, Alberta, Canada T2P 0R3), not later than the close of business on November 21, 2018. If the date of the 2019 annual meeting is changed by more than 30 days from the date of the 2018 annual meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2019 annual meeting.

Our Bylaws provide that stockholders may nominate persons for election to the Board of Directors or bring any other business before the stockholders at the 2019 annual meeting only by sending to our Corporate Secretary a notice containing the information required by our Bylaws. Notice to us must be made not less than 30 or more than 65 days prior to the date of the annual meeting; provided, however, that if the annual meeting is to be held on a date that is less than 50 days after the date on which the public announcement of the date of the annual meeting was made by Gran Tierra, notice may be made not later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by Gran Tierra. Detailed information about how to make stockholder proposals or nominations for our annual meetings of stockholders can be found in our Bylaws.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count, for the proposal to elect directors and the other proposals, votes “For,” “Against,” abstentions and, if applicable, broker non-votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE American to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

9

How many votes are needed to approve each proposal?

●	Proposal No. 1, the election of directors: our bylaws provide for a majority voting standard for the election of directors in uncontested elections, which is generally defined as an election in which the number of nominees does not exceed the number of directors to be elected at the meeting. Because this is an uncontested election, each director shall be elected by the vote of a majority of the votes cast at a meeting of stockholders at which a quorum is present. A “majority of the votes cast” means that the number of shares voted “For” a director nominee must exceed the number of votes cast “Against” that director nominee. For these purposes, abstentions and broker non-votes will not count as a vote “For” or “Against” a nominee’s election and will have no effect in determining whether a director nominee has received a majority of the votes cast. If an incumbent director is not elected by a majority of the votes cast, the incumbent director must promptly tender his or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the director’s resignation or whether other action should be taken. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision within 90 days from the date of the certification of the election results.

●	Proposal No. 2, the ratification of the appointment of KPMG LLP as Gran Tierra’s independent registered public accounting firm for 2018, will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against.” We do not expect that there will be any broker non-votes, as this is a routine matter.

●	Proposal No. 3, the advisory vote to approve named executive officer compensation, as disclosed in this proxy statement, will be approved if it receives the affirmative vote of shares representing a majority of the votes present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote “Against.” Broker non-votes will have no effect.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding outstanding shares of Gran Tierra’s capital stock representing at least a majority of the total number of votes that may be cast at the annual meeting are present at the annual meeting in person or represented by proxy. On the record date, there were 391,302,707 votes that could be cast. Those votes were represented by 385,394,642 shares of common stock outstanding and entitled to vote and 5,908,065 shares of common stock issuable upon exchange of the Exchangeable Shares and therefore entitled to vote through the one share of Special A Voting Stock and one share of Special B Voting Stock. Thus, holders of outstanding shares representing at least 195,651,354 votes must be present in person or represented by proxy at the annual meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the annual meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the Chairman of the annual meeting or the holders of a majority of shares present at the annual meeting in person or represented by proxy must adjourn the annual meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the annual meeting.

What proxy materials are available on the internet?

The notice of meeting, proxy statement and annual report to stockholders are available to view at:

http://www.edocumentview.com/GTE

or

on Gran Tierra’s website at: http://www.grantierra.com

See “How do I vote?” above for voting instructions.

10

CORPORATE GOVERNANCE AND BOARD MATTERS

PROPOSAL 1:

ELECTION OF DIRECTORS

The Board of Directors is nominating the eight individuals identified below for election as directors. Unless you specify differently, proxies received will be voted FOR Robert B. Hodgins, Peter J. Dey, Gary S. Guidry, Evan Hazell, Ronald W. Royal, Sondra Scott, David P. Smith and Brooke Wade. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her successor is elected, or, if sooner, until the director’s death, resignation or removal. Each of the nominees listed below is currently a director of Gran Tierra. Sondra Scott was appointed to the Board on September 19, 2017 based on the recommendation of the Chief Executive Officer and Nominating and Corporate Governance Committee. It is Gran Tierra’s policy to invite nominees for directors to attend the annual meeting; all of the directors then in office attended the 2017 annual meeting of stockholders.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the eight nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by Gran Tierra.

THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED BELOW.

11

NOMINEES FOR DIRECTOR

ROBERT B. HODGINS Age: 66 Calgary, Alberta, Canada Director since May 2015 Independent Director Shareholder approval rating at the 2017 Gran Tierra annual meeting – 76.8%

Mr. Hodgins has been an independent businessman since November 2004. Prior thereto, Mr. Hodgins served as the Chief Financial Officer of Pengrowth Energy Trust (a TSX and NYSE-listed energy trust) from 2002 to 2004. Prior to that, Mr. Hodgins held the position of Vice President and Treasurer of Canadian Pacific Limited (a a Toronto Stock Exchange (“TSX”) and NYSE-listed diversified energy, transportation and hotels company) from 1998 to 2002 and was Chief Financial Officer of TransCanada PipeLines Limited (a TSX and NYSE-listed energy transportation company) from 1993 to 1998. Mr. Hodgins received an Honours Bachelor of Arts in Business from the Richard Ivey School of Business at the University of Western Ontario and received a Chartered Accountant designation and was admitted as a member of the Institute of Chartered Accountants of Ontario in 1977 and Alberta in 1991. Mr. Hodgins is a member of the Institute of Corporate Directors.

Qualifications: Mr. Hodgins’ 30-plus years in the oil and gas industry as an executive and director and his strong reputation in the Canadian business community brings valuable industry and leadership experience to the Board. As a Chartered Accountant and experienced executive in senior financial roles with several Canadian companies, Mr. Hodgins qualifies as one of Gran Tierra’s Audit Committee financial experts.

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Chair	9/9	100%
Audit Committee	Member	4/4	100%
Compensation Committee	Member	3/3	100%
Nominating and Corporate Governance Committee	Member	2/2	100%

Year	Common Shares	DSUs	Stock Options
2017	10,000	77,899	85,000
2016	10,000	38,045	85,000

Other Public Board Directorships	Committee Position(s)(1)
AltaGas Ltd. (TSX)	Audit Committee (Chairman) Governance Committee
EnerPlus Corporation	Audit & Risk Management Committee (Chair) Corporate Governance & Nominating Committee
MEG Energy Corp. (TSX)	Audit Committee (Chairman) Compensation Committee

(1)	The Board of Directors has determined that Mr. Hodgins’ ability to effectively serve on the Company’s Audit Committee is not impaired by his membership on the Audit Committee of the other public boards listed above.

12

PETER J. DEY Age: 77 Toronto, Ontario, Canada Director since May 2015 Independent Director Shareholder approval rating at the 2017 Gran Tierra annual meeting – 96.7%

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	9/9	100%
Nominating and Corporate Governance Committee	Chair	2/2	100%
Compensation Committee	Member	3/3	100%

Mr. Dey has been the Chairman of Paradigm Capital Inc., an investment dealer, since November 2005. Mr. Dey was a Partner of the Toronto law firm Osler, Hoskin & Harcourt LLP, where he specialized in corporate board issues and mergers and acquisitions, from 2001 to 2005, and prior to that from 1985 to 1994 and from 1973 to 1983. From 1994 to 2001, Mr. Dey was Chairman of Morgan Stanley Canada Limited. From 1993 to 1995, Mr. Dey chaired The Toronto Stock Exchange Committee on Corporate Governance in Canada that released the December 1994 report entitled “Where Were the Directors?”, known as the Dey Report. Mr. Dey has also served as Chairman of the Ontario Securities Commission and was Canada’s representative to the Organisation for Economic Co-operation and Development (“OECD”) Task Force that developed the OECD Principles of Corporate Governance released in May of 1999. Mr. Dey attended Queen’s University, where he earned his Bachelor of Science in 1963 and Dalhousie University, where he earned his Bachelor of Laws degree in 1966. He received his Master of Laws degree from Harvard University in 1967.

Qualifications: With more than 40 years of experience dealing with issues of corporate governance ranging from serving on public boards to private practice as a lawyer, Mr. Dey provides significant value to Gran Tierra. His experience as a former director with other public company boards provides significant value to Gran Tierra.

Year	Common Shares	DSUs	Stock Options
2017	20,000	71,120	108,184
2016	20,000	24,253	96,048

Other Public Board Directorships	Committee Position(s)
None

13

GARY S. GUIDRY

Age: 62

Calgary, Alberta, Canada

Director since May 2015

Non-Independent Director - President and Chief Executive Officer

Shareholder approval rating at the 2017 Gran Tierra annual meeting – 81.1%

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	9/9	100%

Mr. Guidry is a professional engineer and has more than 35 years of experience developing and maximizing assets in the international oil and gas industry. Mr. Guidry has direct experience managing large, international projects, including assets in Latin America, Africa, the Middle-East and Asia. Prior to joining Gran Tierra, Mr. Guidry was the President and Chief Executive Officer of Caracal Energy, a London Stock Exchange listed oil and gas company with operations in Chad, Africa. He held that position from mid-2011 until the company was acquired by Glencore plc for $1.8 billion in mid-2014. In 2014, Mr. Guidry was awarded the Oil Council Executive of the Year award for his leadership role with Caracal. Prior to Caracal, Mr. Guidry was the President and Chief Executive Officer of Orion Oil and Gas (TSX listed), which operated in western Canada from mid-2009 until mid-2011 when it was sold. From May 2005 until December 2008, he was the President and Chief Executive Officer of Tanganyika Oil Company (TSX listed) which operated in Syria and Egypt. Prior to Tanganyika, Mr. Guidry was Chief Executive Officer of Calpine Natural Gas Trust. Mr. Guidry is an Alberta-registered Professional Engineer and a member of the Association of Professional Engineers and Geoscientists. He received a Bachelor of Science in Petroleum Engineering from Texas A&M University in 1980.

Qualifications: Mr. Guidry, as Chief Executive Officer, is responsible for the operations, financial management and implementation of the Company’s strategy. Mr. Guidry’s extensive experience in the oil and gas industry and international operations developed through his experience as a senior executive at several publicly traded companies brings valuable expertise and perspective to the Board.

Year	Common Shares	RSUs	PSUs	Stock Options
2017	2,527,000	31,667	638,400	974,700
2016	2,482,000	63,334	312,800	790,500

Other Public Board Directorships	Committee Position(s)
Africa Oil Corp.	Audit Committee
ShaMaran Petroleum Corp. (1) (until May 2018)	Audit Committee
Sterling Resources Ltd. (2) (related company)

(1)	Mr. Guidry has informed ShaMaran Petroleum Corp. that he will not be standing for re-election at the 2018 annual meeting of ShaMaran Petroleum Corp.

(2)	Sterling Resources Ltd. purchased all of Gran Tierra’s assets in Peru effective December 18, 2017. The Company retains approximately 45.8% of Sterling’s common shares, and has entered into an investor rights agreement whereby the Company has the right, among other things, to nominate two directors to the board of Sterling.

14

EVAN HAZELL Age: 59 Calgary, Alberta, Canada Director since June 2015 Independent Director Shareholder approval rating at the 2017 Gran Tierra annual meeting – 99.4%

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	9/9	100%
Health, Safety and Environment Committee	Chair	4/4	100%
Reserves Committee	Member	3/3	100%

Mr. Hazell has been involved in the global oil and gas industry for over 30 years, initially as a petroleum engineer and then as an investment banker. From 1998 to 2011, Mr. Hazell acted as a managing director at several financial institutions including HSBC Global Investment Bank and RBC Capital Markets. At present he serves as a director of Primavera Resources Corp., Black Swan Energy and Kaisen Energy Corp. Mr. Hazell also serves as a director of a number of non-profit and community organizations including Calgary Municipal Land Corporation, Social Venture Partners Calgary, Opera America, and Pacific Opera Victoria. Mr. Hazell holds a Bachelor of Applied Science degree from Queen’s University, a Master of Engineering degree from the University of Calgary, and a Master of Business Administration degree from the University of Michigan, and is licensed as a Professional Engineer in Alberta.

Qualifications: Mr. Hazell possesses specific attributes that qualify him to serve as a director, including his extensive experience in the global energy industry as well as in the financial sector. Mr. Hazell also has significant experience at nonprofit organizations. His education in business and engineering provides significant value to Gran Tierra.

Year	Common Shares	DSUs	Stock Options
2017	55,000	66,887	108,184
2016	55,000	32,667	96,408

Other Public Board Directorships	Committee Position(s)
None

15

RONALD W. ROYAL Age: 69 Abbotsford, British Columbia, Canada Director since May 2015 Independent Director Shareholder approval rating at the 2017 Gran Tierra annual meeting – 99.4%

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	9/9	100%
Audit Committee	Member	4/4	100%
Health, Safety & Environment Committee	Member	4/4	100%
Reserves Committee	Chair	3/3	100%

Mr. Royal has been a private businessman since April 2007. Mr. Royal has more than 35 years of experience with Imperial Oil Ltd. and ExxonMobil’s international upstream affiliates. From 2011 to 2014, he served on the board of directors of Caracal Energy Inc., and prior to 2010, several other boards of private oil companies. Prior to retiring in 2007, Mr. Royal was President and Production Manager of Esso Exploration and Production Chad Inc. and resided in N’Djamena, Chad from 2002 to 2007. In 2003, he was awarded the title “Chevalier de l’Ordre National du Chad” for his contribution to the economic development of Chad. Mr. Royal received his Bachelor of Applied Science from the University of British Columbia in 1972 and completed the Executive Development Program at Cornell University in 1986. He has been a member of the Association of Professional Engineers and Geoscientists of Alberta since 1972.

Qualifications: Mr. Royal brings to the Board over 35 years of experience in the oil and gas industry, having previously held a variety of management positions both domestically and internationally.

Year	Common Shares	DSUs	Stock Options
2017	254,667	100,595	108,184
2016	254,667	49,130	96,408

Other Public Board Directorships	Committee Position(s)
Valeura Energy Inc.	Audit Committee Reserves & Health, Safety and Environment Committee

16

SONDRA SCOTT Age: 51 New York, New York Director since September 2017 Independent Director Shareholder approval rating at the 2017 Gran Tierra annual meeting – n/a

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	3/3	100%
Health, Safety & Environment Committee	Member	1/1	100%
Nominating and Corporate Governance Committee	Member	n/a	n/a
Reserves Committee	Member	n/a	n/a

Ms. Scott is currently president of Verisk Maplecroft, a data analytics and risk assessment company, where she is responsible for leading the company’s globalization and growth effort in the political, economic, human rights and environmental risk analytics market. Before joining Verisk Maplecroft in 2015, Ms. Scott filled a number of roles at Wood Mackenzie, a global energy, chemicals, renewables, metals and mining research and consultancy company, over a 13-year period. Her most recent position was head of Global Markets where she led a team focusing on macro energy economics and risk. Previously, Ms. Scott led Wood Mackenzie’s energy consultancy practice. Ms. Scott holds a Master of Science, Petroleum Engineering and Economics degree from a joint program with the University of Pennsylvania and the Institut Francais du Petrole (IFP) and received a Bachelor of Arts, Economics and Earth Sciences degree from Wesleyan University.

Qualifications: Ms. Scott has more than 25 years of experience as an energy and risk analytics business leader. She has significant leadership experience having led multi-sized global research and consultancy teams. Ms. Scott has worked in the United States, the United Kingdom, and Latin America, globalising businesses and building local practices.

Year	Common Shares	DSUs	Stock Options
2017	0	6,990	85,000

Other Public Board Directorships	Committee Position(s)
None

17

DAVID P. SMITH Age: 59 Toronto, Ontario, Canada Director since May 2015 Independent Director Shareholder approval rating at the 2017 Gran Tierra annual meeting – 99.4%

Mr. Smith is a corporate director with extensive experience in the investment banking, investment research and management industry. He has been the Chairman of the Board of Directors of Superior Plus Corp., a diversified energy and specialty chemicals company, since August 2014. From March 2004 to August 2015, Mr. Smith served as Chair of the Audit Committee of Superior Plus Corp. Previously, Mr. Smith was Managing Partner of Enterprise Capital Management Inc. Mr. Smith is a Chartered Financial Analyst and graduated with honors from the University of Western Ontario with a degree in Business Administration in 1981.

Qualifications: Mr. Smith brings to the Board significant financial expertise, having spent his professional career in investment banking, investment research and management. His experience as the Chairman at Superior Plus Corp. and his previous experience as a director and member of the audit committee of other public companies provide valuable perspective to Gran Tierra’s Board. Mr. Smith’s education and experience qualifies him as one of Gran Tierra’s Audit Committee financial experts.

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	9/9	100%
Audit Committee	Chair	4/4	100%
Health, Safety & Environment Committee	Member	4/4	100%

Year	Common Shares	DSUs	Stock Options
2017	187,500	31,682	108,184
2016	130,000	15,473	96,408

Other Public Board Directorships	Committee Position(s)
Superior Plus Corp.	Chairman

18

BROOKE WADE Age: 64 Vancouver, British Columbia, Canada Director since June 2015 Independent Director Shareholder approval rating at the 2017 Gran Tierra annual meeting – 97.9%

Mr. Wade is the President of Wade Capital Corporation, a private investment company active in private equity, oil and gas, real estate and industrial businesses. From 1994 until 2005, Mr. Wade was the co-founder and Chairman and Chief Executive Officer of Acetex Corporation, a publicly traded chemical company specializing in acetyls, specialty polymers, and films. In July 2005, Acetex was acquired by Blackstone. Prior to founding Acetex Corporation, Mr. Wade was founding President and Chief Executive Officer of Methanex Corporation. In 1991, Ocelot Industries spun out its oil and gas assets and began a plan of growth through acquisition into what is today Methanex Corporation — the world’s largest methanol producer. Prior to joining Ocelot, he was involved in a number of independent business ventures. Mr. Wade serves on the board of Kinder Morgan Canada Limited and also serves on the boards of several private companies including Novinium, Inc., Belkin Enterprises Ltd., and is a member of the Advisory Board of Northbridge Capital Partners and is a participant of AEA Investors groups of funds. In addition, Mr. Wade is a member of the Dean’s Advisory Council of the John F. Kennedy School of Government at Harvard University and the Buck Advisory Council of The Buck Institute for Research on Aging. Mr. Wade earned a Bachelor of Commerce Degree from the University of Calgary in 1974 and received his Chartered Accountant designation in 1977. In 2012, Mr. Wade became a Fellow of the Institute of Chartered Accountants of British Columbia.

Qualifications: Mr. Wade’s extensive executive experience provides the Board with strong leadership and decision-making capabilities. Having served as chief executive officer of two public companies, Mr. Wade has deep knowledge of key business issues, including finance and capital markets.

Board and Committee Participation	Position	Meetings	Attendance
Board of Directors	Member	9/9	100%
Compensation Committee	Chair	3/3	100%
Nominating and Corporate Governance Committee	Member	2/2	100%
Reserves Committee	Member	3/3	100%

Year	Common Shares	DSUs	Stock Options
2017	492,600	100,595	108,184
2016	350,000	49,130	96,408

Other Public Board Directorships	Committee Position(s)
Kinder Morgan Canada Limited	Compensation Committee (Chair) Audit Committee Nominating and Governance Committee Health and Safety Committee

19

Majority Voting Standard

Our Bylaws provide for a majority voting standard for the election of directors in uncontested elections, which is generally defined as an election in which the number of nominees does not exceed the number of directors to be elected at the meeting. Because this is an uncontested election, each director shall be elected by the vote of a majority of the votes cast at a meeting of stockholders at which a quorum is present. A “majority of the votes cast” means that the number of shares voted “For” a director nominee must exceed the number of votes cast “Against” that director nominee. For these purposes, abstentions and broker non-votes will not count as a vote “For” or “Against” a nominee’s election and will have no effect in determining whether a director nominee has received a majority of the votes cast. If an incumbent director is not elected by a majority of the votes cast, the incumbent director must promptly tender his or her or her resignation to the Board. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the director’s resignation or whether other action should be taken. The Nominating and Corporate Governance Committee shall recommend, and the Board of Directors’ decision shall be, to accept the resignation absent exceptional circumstances. The Board will act on the Nominating and Corporate Governance Committee’s recommendation within 90 days from the date of the meeting of stockholders and publicly disclose its decision If the Board of Directors determines not to accept a resignation, the public disclosure shall fully state the reasons for such decision. A director who tenders his or her or her resignation after failing to receive a majority of the votes cast will not participate in the Nominating and Corporate Governance Committee’s or the Board’s recommendation or decision or any deliberations related thereto.

Other Information Regarding Our Directors

Our above-listed directors have neither been convicted in any criminal proceeding during the past ten years nor been parties to any judicial or administrative proceeding during the past ten years that resulted in a judgment, decree or final order enjoining them from future violations of, or prohibiting activities subject to, federal or state securities laws or a finding of any violation of federal or state securities law or commodities law. Similarly, no bankruptcy petitions have been filed by or against any business or property of any of our directors or officers, nor has any bankruptcy petition been filed against a partnership or business association in which these persons were general partners or executive officers.

20

Skills Matrix

Below is a listing of each director’s key skills, together with a description of those key skills and experience desirable to support the strategic direction of Gran Tierra. Not every director is expected to be skilled in every area, however, we aim for the Board to have a balance of skills and experience.

Skills and Experience	Peter J. Dey	Gary S. Guidry (President & CEO)	Evan Hazell	Robert B. Hodgins (Chair)	Ronald W. Royal	Sondra Scott	David P. Smith	Brooke Wade
Relevant Industry Skills
Energy Industry Executive Experience	●	●	●	●	●	●		●
Health, Safety and Environment Issues	●	●	●		●	●	●
Engineering / Geology / Geophysics		●	●		●	●
Hydrocarbon Transportation and Marketing		●		●	●	●		●
General Business Skills
Leadership	●	●	●	●	●	●		●
Board Experience	●	●	●	●	●		●	●
Finance / Capital Markets	●	●	●	●			●	●
Mergers and Acquisitions	●	●	●	●	●	●	●	●
Legal and Governance	●	●		●		●	●	●
Government and Public Affairs	●	●	●	●	●	●
International Experience	●	●	●	●	●	●		●
Human Resources and Compensation	●	●		●		●	●	●
Information Technology		●		●		●
Risk Management	●	●		●	●	●	●
Strategic Planning	●	●	●	●	●	●	●	●
Accounting /Audit	●			●	●		●	●

Independence of the Board of Directors

Gran Tierra follows the listing standards of the NYSE American. As required under the NYSE American listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board.

The Board conducts an annual review regarding the independence from the Company’s management of each of its members. After review of all relevant identified transactions or relationships between each director, or any of his or her family members, and Gran Tierra, its senior management and its independent auditors, the Board has affirmatively determined that, other than Mr. Guidry, each of our directors and nominees for director (Peter J. Dey, Evan Hazell, Robert B. Hodgins, Ronald W. Royal, Sondra Scott, David P. Smith and Brooke Wade), are independent directors within the meaning of the applicable NYSE American listing standards. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with Gran Tierra. Mr. Guidry, Gran Tierra’s President and Chief Executive Officer, is not an independent director by virtue of his employment with Gran Tierra.

In connection with its assessment of the independence of each non-employee director, the Board of Directors also determined that (i) Messrs. Smith, Hodgins and Royal, are independent as defined in Section 10A of the Exchange Act and under the standards set forth by the NYSE American applicable to members of the Audit Committee (ii) Messrs. Wade, Dey and Hodgins, are independent under the standards set forth by the NYSE American applicable to members of the Compensation Committee and (iii) Ms. Scott and Messrs. Dey, Hodgins and Wade, are independent under the standards set forth by the NYSE American applicable to members of the Nominating and Corporate Governance Committee.

21

Stockholder Recommendations and Nominations to the Board

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth on page 24 in the section Considerations in Evaluating Director Nominees based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: Gran Tierra Energy Inc., 900, 520 - 3 Avenue S.W., Calgary, Alberta, Canada T2P 0R3, Attention: Director Nominations. This written recommendation must be delivered at least 120 days prior to the anniversary of the mailing of Gran Tierra’s proxy statement for the last annual meeting of stockholders. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of Gran Tierra’s stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Code of Ethics

Gran Tierra has adopted a Code of Business Conduct and Ethics which is available in English and Spanish and applies to every employee, officer and director. Employees, officers and directors are expected to understand the Code and its application to the performance of his or her business responsibilities. The Code of Business Conduct and Ethics is available on the Company’s website at www.grantierra.com/governance. If Gran Tierra makes any substantive amendments to the Code of Business Conduct and Ethics or grants any waiver from a provision of the Code of Business Conduct and Ethics to any executive officer or director, Gran Tierra will promptly disclose the nature of the amendment or waiver on its website. The Board did not grant any waiver of the Code in favor of a director or executive officer in 2017.

Diversity

Gran Tierra believes in the importance of diversity at all levels throughout the Company. In addition to the traditional concepts of diversity (i.e., gender, culture and geographic region), we believe it is important for the Board to achieve a diversity of knowledge, experience and capabilities that support the Company’s strategic direction. Currently, Gran Tierra does not have a formal policy concerning the diversity of director nominees as it is ultimately the skills and experience that are most important in determining the value that an individual brings to the Board.

22

THE BOARD’S ROLE AND RESPONSIBILITIES

Role of the Board of Directors

The Board is selected by the stockholders to provide oversight of and strategic guidance to senior management. The core responsibility of a Board member is to fulfill his or her or her fiduciary duties of care and loyalty and otherwise to exercise his or her business judgment in the best interests of the Company and its stockholders. The Board has responsibilities to review, approve and monitor fundamental financial and business strategies and major corporate actions, assess major risks facing the Company and consider ways to address those risks, select and oversee management and determine its composition and oversee the establishment and maintenance of processes and conditions to maintain the integrity of the Company. Directors must act with integrity and are expected to demonstrate a commitment to the company, its values and its business and to long-term stockholder value. The duties and responsibilities of the Board and significant issues of corporate governance are set out in the Company’s Corporate Governance Guidelines which are regularly reviewed by the Nominating and Corporate Governance Committee. The guidelines are available on the Company’s website at www.grantierra.com/governance.

Succession Planning

As part of its mandate and annual workplan, the Nominating and Corporate Governance Committee reviews the succession plan for each senior officer, including the President and Chief Executive Officer. The Nominating and Corporate Governance Committee is responsible for ensuring that there is an orderly succession plan for the position of the President and Chief Executive Officer and other members of senior management. To meet this obligation, the President and Chief Executive Officer meets with the Nominating and Corporate Governance Committee and reviews each position, the status of the incumbent, a review of our talent pool and the succession plan for each role.

Board Role in Risk Oversight

The full Board is entrusted with the responsibility for overseeing the significant risks to which our business is exposed and ensuring there are processes in place to effectively identify, monitor and manage them. A significant risk is one that, if it were to occur, could materially impact our ability to meet or support our business objectives. The Board delegates responsibility for the execution of certain elements of risk oversight to the committees in order to ensure appropriate expertise, attention and diligence. The committees oversee the relevant risk areas and report to the Board regularly. Each committee operates according to a Board-approved written mandate outlining its duties and responsibilities. They also oversee the procedures and programs put in place by management to mitigate the risks and the allocation of adequate resources to address the risks. Management is responsible for ensuring that the Board and its committees are kept well informed of changing risks. The risk oversight responsibilities of the committees include the following:

The Audit Committee is responsible for overseeing the integrity of the Company’s financial statements, the independent auditor’s qualifications and independence, the performance of the Company’s internal audit function and independent auditor, compliance with legal and regulatory requirements, and the Company’s accounting and financing reporting processes.

The Compensation Committee is responsible for oversight of compensation-related risks, including reviewing management’s assessment of risks related to employee compensation programs.

The Health, Safety and Environment Committee assists in overseeing the development, monitoring and effective implementation of systems, programs and initiatives to promote the management of health, safety and security at Gran Tierra and to address environmental, safety and operational risks. Additional information can be found in our Corporate Responsibility Report which is available on the Company’s website at http://www.grantierra.com/corporate-responsibility.

The Nominating and Corporate Governance Committee assists in overseeing governance related risks, including regulatory, reputation and other risks.

23

Communications With The Board Of Directors

The Board has adopted a formal process by which stockholders and other interested persons may communicate with the Board or any of its directors. This information is available on Gran Tierra’s website at www.grantierra.com/governance.

BOARD STRUCTURE AND PROCESSES

Board Leadership Structure

Robert B. Hodgins currently serves as non-executive Chairman of our Board. The Board believes that the current board leadership structure, coupled with a strong emphasis on board independence, effectively allocates authority, responsibility, and oversight between management and the independent members of our Board. We believe separation of the roles of Chairman and Chief Executive Officer helps preserve our Board’s independence and objectivity and provides an appropriate division of labor between our Chairman and Chief Executive Officer. The Chairman of our Board presides over meetings of the Board, presides over meetings of stockholders, consults and advises the Board and its committees on the business and affairs of the Company, and performs additional duties as the Board may otherwise determine and delegate.

Board Effectiveness and Director Assessment

The Board performs an annual self-assessment, led by the Chair of the Nominations and Corporate Governance Committee, to evaluate its effectiveness in fulfilling its obligations. Directors complete a written questionnaire covering performance of the Board and its committees. The Chair of the Nominations and Corporate Governance Committee then interviews each director to obtain an assessment of the effectiveness of the Board and committees, as well as director performance and Board dynamics, summarizes these individual assessments for discussion with the Board and committees, and then leads a discussion with the Nominating and Corporate Governance Committee and the Board.

Considerations in Evaluating Director Nominees

The Nominating and Corporate Governance Committee is responsible for identifying and recruiting new candidates for nomination to the Board. The Nominating and Corporate Governance Committee considers recommendations for nominees for directorships submitted by stockholders. The Company will evaluate director nominees proposed by stockholders on the same basis as recommendations received from any other source. Please see “Stockholder Proposals” in this Proxy Statement and our Bylaws for procedures to submit director nominees to the Nominating and Corporate Governance Committee.

In developing recommendations for the Board, the Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of Gran Tierra and the long-term interests of stockholders. Some of the qualifications that the Nominating and Corporate Governance Committee considers include:

●	independence (as per applicable NYSE American listing standards and applicable SEC rules and regulations)

●	relevant industry experience

●	excellence in his or her field

●	potential conflicts of interest and other commitments

●	board experience

●	ethics

●	diversity of experience

24

In conducting this assessment, the Nominating and Corporate Governance Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Gran Tierra, to maintain a balance of knowledge, experience and capability.

The Nominating and Corporate Governance Committee believes that candidates should have certain minimum qualifications including:

●	the highest personal and professional ethics and integrity

●	skills that are complementary to those of the existing Board

●	financial literacy

●	sound business judgment

●	commitment to represent the long-term interests of Gran Tierra’s stockholders

To identify, recruit and evaluate qualified candidates for the Board, the Nominating and Corporate Governance Committee may use the services of professional search firms. In some cases, nominees have been individuals known to Board members or others through business or other relationships. In the case of Sondra Scott, a third-party professional search firm identified her as a potential director nominee.

Director Tenure

Gran Tierra does not have a retirement policy or term limit for directors. We review our Board composition annually to ensure our board has the right skills to ensure the Company’s long-term success. The Company added one new director in 2017, and in the last three years, the refreshment rate for Gran Tierra’s board has been 100%.

Orientation and Education

The purpose of the Director Orientation and Education Program is to ensure there is an orientation program for new directors and an ongoing education program for existing directors. The program includes materials and resources that will inform and educate directors on the Company’s corporate governance framework, its business, operations and current issues and strategies. New directors are provided with a copy of the Company’s director’s manual which includes the Board and Committee mandates, corporate governance guidelines and other company policies. New directors attend an orientation session at which senior management review the Company’s business, strategic plans, its significant financial, accounting and risk management issues, its compliance programs, its Code of Business Conduct and Ethics, its principal officers, and its internal and independent auditors.

Each director is expected to maintain the necessary level of expertise to perform his or her responsibilities as a director. Continuing education is provided through a number of methods, including an annual dedicated strategy session, presentations from senior management, employees, and outside experts to the Board and its Committees on topics of interest and developing issues, as well as the ongoing distribution of relevant information. These presentations, meetings and discussions serve to increase the Board’s knowledge of the Company and its business, and assist the Board in the execution of its duties.

25

Director Meetings and Attendance

Directors are expected to attend, in person or by telephone, all meetings of the Board and all meetings of each committee of which they are a member. All of the directors who were nominated attended the 2017 annual meeting.

	Meetings Attended / Meetings Held (2)
Name	Board	Audit Committee	Compensation Committee	Health, Safety and Environment Committee	Nominating and Corporate Governance Committee	Reserves Committee	Overall Attendance
Peter J. Dey	9/9	—	3/3	—	2/2	—	100%
Gary S. Guidry(1)	9/9	—	—	—	—	—	100%
Evan Hazell	9/9	—	—	4/4	—	3/3	100%
Robert B. Hodgins	9/9	4/4	3/3	—	2/2	—	100%
Ronald W. Royal	9/9	4/4	—	4/4	—	3/3	100%
Sondra Scott (3)	2/2	—	—	1/1	—	—	100%
David P. Smith	9/9	4/4	—	4/4	—	—	100%
Brooke Wade	9/9	—	3/3	—	2/2	3/3	100%

(1)	Mr. Guidry is not a member of any committee of the Board as he is not considered to be an independent director. Mr. Guidry participates in various committee meetings; however, each committee holds executive sessions without Mr. Guidry present.

(2)	Directors who are not members of the committee attended certain of these meetings by invitation.

(3)	Ms. Scott was appointed to the Board, Nominating and Corporate Governance Committee, Reserves Committee and Health, Safety and Environment Committees effective September 19, 2017.

Executive Sessions

As part of each regularly scheduled Board meeting, the independent directors meet without our management team. The Chairman leads such discussions.

26

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has five standing committees: an Audit Committee, a Compensation Committee, a Health, Safety and Environment Committee, a Nominating and Corporate Governance Committee, and a Reserves Committee. The composition and responsibilities are described below. Members serve on these committees until their resignation or until otherwise determined by the Board.

The committees regularly report their activities and actions to the full Board, generally at the next Board meeting following the committee meeting. Each of the committees operates under a charter approved by the Board. Current copies of the charters of the committees are available on the Company’s website at www.grantierra.com/governance.

Audit Committee
Members: David P. Smith (Chair), Robert B. Hodgins and Ronald W. Royal
The Board has determined that each of the members of the Audit Committee satisfies the requirements for audit committee independence and financial literacy under the rules and regulations of the NYSE American and the SEC. The Board has determined that Messrs. Hodgins and Smith are financial experts as per Item 407(d)(5) of Regulation S-K established by the SEC. The Audit Committee held four meetings during the fiscal year ended December 31, 2017.

The Audit Committee oversees the accounting and financial reporting process and the audit of the Company’s financial statements, and assists the Board in monitoring the financial systems and Gran Tierra’s legal and regulatory compliance. The Audit Committee met four times in 2017 and at each meeting met with our independent auditors and the internal auditor, both privately and in the presence of management. The Audit Committee is responsible for, among other things:

●         Evaluation and retention of Auditors

●         Approval of audit engagements

●         Approval of non-audit services

●         Review of audited financial statements and management’s discussion and analysis

●         Review of quarterly financial statements

●         Review of earnings press releases

●         Review of accounting principles and policies

●         Review of guidelines and policies with respect to risk assessment and risk management

●         Review of the scope, adequacy and effectiveness of internal control over financial reporting

●         Review and oversee the internal audit function

●         Approval of the Company’s hedging policies and procedures

The Audit Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and the NYSE American. A copy of the Audit Committee Charter is available on Gran Tierra’s website at www.grantierra.com/governance.

27

Compensation Committee
Members: Brooke Wade (Chair), Peter J. Dey and Robert B. Hodgins
The Board has determined that each of the members of the Compensation Committee satisfies the requirements for compensation committee independence under the rules and regulations of the NYSE American and the SEC. The Compensation Committee held three meetings during the fiscal year ended December 31, 2017.

The Compensation Committee acts on behalf of the Board to review, recommend for adoption and oversee Gran Tierra’s compensation strategy, policies, plans and programs. The Compensation Committee is responsible for, among other things:

●         Review and approve the components of compensation for the Chief Executive Officer and other executive officers

●         Review and approve the corporate goals and objectives relevant to the compensation for the Chief Executive Officer and other executive officers

●         Evaluate the performance of the Chief Executive Officer and other executive officers in light of established goals and objectives

●         Establish policies with respect to equity compensation arrangements

●         Review the risks arising from our compensation policies and practices

●         Review and approve the compensation and other terms of employment or service, including severance and change-in-control arrangements, of Gran Tierra’s Chief Executive Officer and the other executive officers

●         Oversee Gran Tierra’s equity compensation plans for employees and directors

●         Evaluate and make recommendations regarding director compensation

●         Select compensation consultants and other advisors

●         Review the Compensation Discussion and Analysis

The Compensation Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and the NYSE American. A copy of the Compensation Committee Charter is available on Gran Tierra’s website at www.grantierra.com/governance.

28

Health, Safety and Environment Committee
Members: Evan Hazell (Chair), Ronald W. Royal, Sondra Scott and David P. Smith
The Board has determined that each of the members of the Health, Safety and Environment Committee satisfies the requirements for independence under the rules and regulations of the NYSE American. The Health, Safety and Environment Committee held four meetings during the fiscal year ended December 31, 2017.

The Health, Safety and Environment Committee acts on behalf of the Board and assists the Board in fulfilling its responsibilities in relation to environmental, health and safety matters, including monitoring and overseeing the Company’s policies and procedures for ensuring compliance by the Company with environmental regulatory requirements and ensuring that employees are provided with a safe environment in which to perform their duties. The Health, Safety and Environment Committee is responsible for, among other things:

●         Develop and approve the environmental, health and safety goals and objectives of the Company

●         Review and monitor the environmental policies and activities of the Company to ensure that the Company is in compliance with environmental laws and legislation and that the Company conforms with industry standards

●         Review and monitor the health and safety policies and activities of the Company

●         Review environmental, health and safety compliance issues and incidents of non-compliance to determine that the Company is taking all necessary action in respect of those matters and that the Company has been diligent in carrying out its responsibilities and activities in that regard

●         Review significant external or internal audit or consultants’ reports relating to environmental, health or safety matters;

●         Review significant legislative and regulatory changes including policy proposals and modifications that could impact the Company

The Health, Safety and Environment Committee operates under a written charter that was adopted by the Board, a copy of which is available on Gran Tierra’s website at www.grantierra.com/governance.

Reserves Committee
Members: Ronald W. Royal (Chair), Evan Hazell, Sondra Scott and Brooke Wade
The Board has determined that each of the members of the Reserves Committee satisfies the requirements for independence under the rules and regulations of the NYSE American. The Reserves Committee held three meetings during the fiscal year ended December 31, 2017.

The Reserves Committee acts on behalf of the Board and assists the Board in fulfilling its oversight responsibilities with respect to evaluating and reporting on the Company’s oil and gas reserves. The Reserves Committee is responsible for, among other things:

●         Approve the engagement of the independent reserves evaluators and their compensation

●         Review disclosure procedures with respect to the oil and gas activities of the Company

●         Review the Company’s procedures for providing information to the independent reserves evaluator

●         Meet in-camera with the independent reserves evaluators

●         Make recommendations to the Board regarding the approval of the Company’s year-end reserves evaluations

The Reserves Committee operates under a written charter that was adopted by the Board, a copy of which is available on Gran Tierra’s website at www.grantierra.com/governance.

29

Nominating and Corporate Governance Committee
Members: Peter J. Dey (Chair), Robert B. Hodgins, Sondra Scott and Brooke Wade
The Board has determined that each of the members of the Nominating and Corporate Governance Committee satisfies the requirements for independence under the rules and regulations of the NYSE American. The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended December 31, 2017.

The Nominating and Corporate Governance Committee acts on behalf of the Board to identify, review and evaluate candidates to serve as directors of Gran Tierra, making recommendations to the Board regarding corporate governance issues, assessing the performance of the Board and management, and developing a set of corporate governance principles for Gran Tierra. The Nominating and Corporate Governance Committee is responsible for, among other things:

●         Identify and review director nominees

●         Consider recommendations for Board nominees and proposals submitted by the Company’s stockholders

●         Assess the performance of the Board

●         Recommend chair and membership of board committees

●         Review director independence

●         Consider and review continuing education for directors

●         Review and assess our Corporate Governance Guidelines

●         Review succession planning for our Chief Executive Officer and other executive officers

●         Review insurance coverage for the directors and executive officers

The Nominating and Corporate Governance Committee operates under a written charter that was adopted by the Board and satisfies the applicable standards of the SEC and the NYSE American. A copy of the Compensation Committee Charter is available on Gran Tierra’s website at www.grantierra.com/governance.

Compensation Committee Interlocks And Insider Participation

None of the members of the Compensation Committee has at any time been an officer or employee of Gran Tierra. No member of the Board or of the Compensation Committee served as an executive officer of another entity that had one or more of our executive officers serving as a member of that entity’s board or compensation committee.

30

DIRECTOR COMPENSATION

The objective of Gran Tierra’s compensation program for non-executive directors is to attract and retain directors of a quality and nature that will enhance our long-term sustainable profitability and growth. Director compensation is intended to provide an appropriate level of remuneration considering the experience, responsibilities, time commitment and accountability of their roles. Any director who is also an employee of the Company does not receive additional compensation for serving as a director.

Non-executive director compensation is reviewed annually by the Nominating and Corporate Governance Committee to ensure that it is reasonable in light of the time required from directors and aligns directors’ interests with those of our stockholders.

In addition, we align the interests of our directors with our stockholders by requiring that Directors own a minimum number of shares or Deferred Stock Units (“DSUs” and each a “DSU”). Each non-executive director must hold shares or DSUs with a value equal to three times the annual cash retainer. The shareholdings of each non-executive director are valued using either the closing price of our shares on December 31 each year or the value at the time they were acquired, whichever is greater. Directors have five years to meet the share ownership requirement.

Directors’ DSU Plan

The Board introduced a DSU program in 2016 as a vehicle through which directors may elect to defer receipt of their fees and invest such deferred amounts in notional shares of Gran Tierra. Directors who have elected to be paid all or a portion of the annual retainer in DSUs receive their awards on a quarterly basis effective the first day of each quarter. The number of DSUs credited to each director is calculated by dividing the dollar value of the portion of the director’s retainer that he or she has elected to be paid in the form of DSUs by the fair market value on the day of determination. The DSUs vest immediately but are not paid out until the director ceases to be a director of Gran Tierra. The Board has discretion to settle the DSUs in common shares or in a cash amount equal to the market value of common shares at the time of settlement. DSUs are not shares and do not carry voting rights. DSUs received by directors in lieu of cash compensation and held by them represent an at-risk investment in Gran Tierra. The value of DSUs is based on the value of the common shares of Gran Tierra, and therefore is not guaranteed.

Fees and Retainers for 2017

The director compensation structure for non-executive directors consists of an all-inclusive Board retainer and consists of both a cash component and an equity component. Each of these components is described below in more detail.

	2017 Annual Equity Retainer
2017 Annual Cash Retainer and Travel Fees (1)	(DSUs, RSUs, Stock Options) (1)
Chairman of the Board	$73,735	$103,627
Director	$43,842	$56,198
Audit Committee Chair	$35,871
Other Committee Chairs	$23,914
Committee Members	$11,957
Travel Fee (over three hours) per meeting	$1,196
(1)	All compensation to non-employee directors is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table.

The cash retainer portion of the director’s fees can be taken in the form of cash, restricted stock Units (“RSUs”), DSUs or any combination thereof, as elected by each non-employee director. The equity portion must be taken in the form of equity until the stock ownership guideline is achieved. A maximum of 25% of the equity retainer can be taken as stock options which vest immediately and expire after five years. DSUs vest immediately but are not paid out until the director ceases to be a director of Gran Tierra. The number of DSUs, RSUs or stock options credited to each director is calculated by dividing the dollar value of the portion of the director’s retainer to be paid in the form of DSUs, RSUs or stock options by the fair market value on the day of determination. A travel fee is paid to each director for travel over three hours to a Board meeting.

31

Director Compensation Table

The following table shows for the fiscal year ended December 31, 2017, the value of amounts paid or granted to all non-employee directors of Gran Tierra:

	Fees Earned or Paid in Cash ($) (1)	Option Awards ($)	All Other Compensation ($) (4)	Total ($)
Peter J. Dey	130,752		5,381	136,133
Evan Hazell	131,999		1,196	133,195
Robert B. Hodgins	209,297		5,978	215,275
Ronald W. Royal	142,254		4,783	147,037
Sondra Scott	38,465	81,919	2,391	122,775
David P. Smith	145,735		5,978	151,713
Brooke Wade	142,254		1,196	143,450
(1)	Amounts reported in this column represent Board and committee retainers. Cash fees that were deferred by an election of a director and received in the form of DSUs (Stock Awards) or Option Awards are reported in the table below. All compensation to non-employee directors is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. For 2017 compensation amounts, the exchange rate at December 29, 2017 of one U.S. dollar to Canadian $1.2545 is used.

		Stock Awards	Option Awards
	Cash ($)	($) (2)	($) (3)
Peter J. Dey	—	117,233	13,519
Evan Hazell	32,881	85,599	13,519
Robert B. Hodgins	109,606	99,691	—
Ronald W. Royal	—	128,735	13,519
Sondra Scott	22,528	15,937	—
David P. Smith	91,670	40,546	13,519
Brooke Wade	—	128,735	13,519

(2)	Amounts in the Stock Awards column reflect the aggregate grant date fair value of DSUs computed in accordance with GAAP. The Company currently intends to settle the DSUs outstanding as of December 31, 2017 in cash, and, therefore, DSUs are accounted for as liability instruments. The amounts in this column include DSUs which were issued as a result of an election by the directors to be paid a portion of their retainer in the form of DSUs. The value ultimately realized by each director may or may not be equal to this determined value. As of December 31, 2017, each of the non-employee directors had aggregate outstanding DSUs as follows, all of which were fully vested: Mr. Dey – 71,120; Mr. Hazell – 66,887; Mr. Hodgins – 77,899; Mr. Royal – 100,595; Ms. Scott – 6,990; Mr. Smith – 31,682; and Mr. Wade – 100,595. None of the directors hold RSUs.

(3)	Amounts in the Options Awards column reflect the aggregate grant date fair value computed in accordance with ASC 718. Assumptions made in the valuation of stock options granted are discussed in Note 7 to Gran Tierra’s 2017 Consolidated Financial Statements, which can be found in Item 8 of the Form 10-K filed with the SEC on February 27, 2018. The amounts in this column include stock options which were issued as a result of an election by the directors to be paid a portion of the equity retainer in the form of stock options. As of December 31, 2017, each of the non-employee directors had aggregate outstanding stock options as follows: Mr. Dey – 108,184; Mr. Hazell – 108,184; Mr. Hodgins - 85,000; Mr. Royal – 108,184; Ms. Scott – 85,000; Mr. Smith – 108,184 and Mr. Wade – 108,184.

(4)	Amounts reported in this column represent fees paid for travel to or from a meeting of the Board in excess of three hours per meeting.

32

Director Share Ownership Requirements

Gran Tierra has introduced a policy requiring directors to acquire common shares and/or DSUs equivalent in value to three times their annual cash retainer within five years from the date of first election to the Board. The following table sets out the non-executive director share ownership requirements for 2017.

Ownership Requirement 2017
Chairman of the Board	3x annual Board cash retainer fees in Common Shares and DSUs $73,735 x 3 = $221,204
Non-Executive Directors	3x annual Board cash retainer fees in Common Shares and DSUs $43,842 x 3 = $131,527

All of the current Directors have met or have additional time to achieve their share ownership requirements as at December 31, 2017.

Name	Common Shares (#)	DSUs (#)	Total Value of Common Shares and DSUs (1) ($)	Share Ownership Requirement ($)	Share Ownership Achievement	Share Ownership Requirement Date
Peter J. Dey	20,000	71,120	246,024	131,527	Achieved	Feb. 2021
Evan Hazell	55,000	66,887	329,095	131,527	Achieved	Feb. 2021
Robert B. Hodgins	10,000	77,899	237,327	221,204	Achieved	Feb. 2021
Ronald W. Royal	254,667	100,595	959,207	131,527	Achieved	Feb. 2021
Sondra Scott	–	6,990	18,873	131,527	In Progress	Sept. 2022
David P. Smith	187,500	31,682	591,791	131,527	Achieved	Feb. 2021
Brooke Wade	492,600	100,595	1,601,627	131,527	Achieved	Feb. 2021
(1)	Based on the closing market price of the Company’s shares on December 29, 2017 of $2.70.

Directors’ and Officers’ Insurance

We maintain an insurance policy for directors’ and officers’ liability. It provides coverage for costs incurred to defend and settle claims against directors or officers up to an annual limit of $100 million. The cost of coverage for 2017 was approximately $390,000. Directors and officers do not pay any portion of the premiums. No claims were made or became payable in 2017.

33

AUDIT- RELATED MATTERS

PROPOSAL 2:

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board has selected KPMG LLP as Gran Tierra’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and has further directed that management submit the selection of independent registered public accounting firm for ratification by the stockholders at the annual meeting.

Neither Gran Tierra’s Bylaws nor other governing documents or law require stockholder ratification of the selection of KPMG LLP as Gran Tierra’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Gran Tierra and its stockholders.

Representatives of KPMG LLP are expected to be present at the annual meeting and will have an opportunity to make a statement and respond to appropriate questions from stockholders raised at the meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 2.

RECENT CHANGE IN INDEPENDENT AUDITORS

As previously reported in a Current Report on Form 8-K, on March 12, 2018, the Audit Committee of the Board of Directors of the Company approved the dismissal of Deloitte LLP (“Deloitte”) as the Company’s independent registered public accounting firm. On March 12, 2018, the Company notified Deloitte of its dismissal effective immediately. Also, on March 12, 2018, the Committee approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. KPMG was formally engaged on March 12, 2018.

Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years ended December 31, 2017 and 2016 and in the subsequent interim period through the Dismissal Date, there were (i) no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K). The Company provided Deloitte with a copy of the disclosure from its Current Report on Form 8-K, and requested that Deloitte furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether Deloitte agrees with the disclosures contained in this Current Report on Form 8-K, and, if not, stating the respects in which it does not agree. The Company received the requested letter from Deloitte and a copy of Deloitte’s letter was filed as Exhibit 16.1 to its Current Report on Form 8-K.

Furthermore, during the Company’s two most recent fiscal years ended December 31, 2017 and 2016 and the subsequent interim period through the Dismissal Date, neither the Company nor anyone on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

34

AUDIT COMMITTEE REPORT

The Audit Committee is a committee of the Board comprised solely of independent directors as required by the listing standards of the NYSE American and rules of the SEC. In accordance with the written Audit Committee Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices or the Company.

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2017, with management of Gran Tierra and the independent registered public accounting firm. Management has the responsibility for the preparation of the Company’s financial statements, and the independent registered public accounting firm has the responsibility for the audit of those statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in Gran Tierra’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the Securities and Exchange Commission.

Respectfully submitted by the Audit Committee of the Board of Directors,

David P. Smith, Chair

Robert B. Hodgins

Ronald W. Royal

35

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Set forth below is a summary of fees paid to Deloitte for services in the years ended December 31, 2017 and 2016. In determining the independence of Deloitte, the Audit Committee considered whether the provision of non-audit services is compatible with maintaining Deloitte’s independence.

	Year Ended December 31,
(Thousands of U.S. Dollars)	2017	2016
Audit Fees	$824	$994
Audit-related Fees	109	466
Tax Fees	—	51
All Other Fees	42	—
Total Fees	$975	$1,511

Audit Fees

Audit Fees are primarily for the annual audit of the Company’s consolidated financial statements included in the Form 10-K, including the audit of the effectiveness of the Company’s internal controls over financial reporting, the reviews of the Company’s financial statements included in the Forms 10-Qs, statutory audits, and other procedures required to be performed by the independent auditor to be able to form an opinion on the Company’s consolidated financial statements.

Audit-Related Fees

Audit-Related Fees include fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. Audit-Related Fees paid to Deloitte in 2017 were in connection with the Company’s notes offering, dispositions of Brazil and Peru operations, working interest and Block assignments in Colombia, branch wind-ups in Colombia and Mexican bid round. Audit-Related Fees paid to Deloitte in 2016 were in connection with the Company’s equity and convertible notes offerings, acquisitions of Petroamerica and PetroLatina, and working interest and Block assignments in Colombia.

Tax Fees

Tax Fees in 2016 included fees billed for tax services related to potential acquisitions.

All Other Fees

Other fees in 2017 related to French translation work and tax consulting performed by Deloitte.

All services described above were approved by the Audit Committee.

Pre-Approval Policies and Procedures

Our Audit Committee is responsible for the engagement of the independent auditors and for approving, in advance, all auditing services and permitted non-audit services to be provided by the independent auditors. The Audit Committee maintains a policy for the engagement of independent auditors that is intended to maintain the independence from Gran Tierra of the independent auditors. In adopting this policy, our Audit Committee considered the various services that independent auditors have historically performed or may be needed to perform in the future for Gran Tierra. Under this policy:

●	the Audit Committee approves the performance by the independent auditors of audit or permitted non-audit services, subject to restrictions in certain cases, based on the Audit Committee’s determination that such services would not be likely to impair the independence of the independent auditors from Gran Tierra;

36

●	Gran Tierra’s management must obtain the specific prior approval of our Audit Committee for each engagement of the independent auditors to perform any audit or permitted non-audit services; and

●	the performance by the independent auditors of certain types of services (bookkeeping or other services related to the accounting records or financial statements of Gran Tierra; financial information systems design and implementation; appraisal or valuation services, fairness opinions or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, or investment adviser or investment banking services; legal services and expert services unrelated to the audit; and any other service that the applicable federal oversight regulatory authority determines, by regulation, is impermissible) is prohibited due to the likelihood that their independence would be impaired.

In its review of all non-audit service fees, our Audit Committee considers, among other things, the possible effect of these services on the independence of our independent auditors. Relevant considerations include, but are not limited to, whether the services are prohibited pursuant to SEC rules, whether the auditors are best positioned to provide the services, and the percentage of total services the non-audit services will comprise.

Any approval required under this policy must be given by our Audit Committee or by the chairperson of the Audit Committee in office at the time, provided that any pre-approval decisions made by the chairperson must be reported to the Audit Committee at its next scheduled meeting. Gran Tierra’s Audit Committee will not delegate its responsibilities to approve services performed by the independent auditors to any member of management. All services rendered by Deloitte in 2017 were subject to our pre-approval policy.

37

PROPOSAL 3:

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act, Gran Tierra’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of Gran Tierra’s named executive officers as disclosed in this proxy statement in accordance with SEC rules. At the 2017 annual meeting of stockholders, the stockholders indicated their preference that Gran Tierra solicit a non-binding advisory vote on the compensation of the named executive officers every year. Unless the Board modifies its policy on the frequency of holding such advisory votes on compensation, the next such vote will occur in 2019. This vote is not intended to address any specific item of compensation, but rather the overall compensation of Gran Tierra’s named executive officers for the last completed fiscal year and the philosophy, policies and practices described in this proxy statement.

The compensation of Gran Tierra’s named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables that follow, and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, Gran Tierra believes that its compensation policies and decisions are consistent with current market practices and are focused on pay-for-performance principles that strongly align the interests of our named executive officers with those of our stockholders. Compensation of Gran Tierra’s named executive officers is designed to enable Gran Tierra to attract and retain talented and experienced executives to lead Gran Tierra successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of Gran Tierra’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to Gran Tierra’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in this proxy statement, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board or Gran Tierra. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

38

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information regarding the beneficial ownership of Gran Tierra common stock as of March 12, 2018 (unless otherwise indicated) by each person known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s common stock.

	Amount and
	Nature of Beneficial	Percentage
Name of Person or Identity of Group	Ownership	of Class (1)
Entities affiliated with GMT Capital Corp. (2)	57,259,706	14.86%
Luminus Management, LLC (3)	32,908,586	8.54%

(1)	Based on 385,394,642 shares of common stock outstanding (excluding Exchangeable Shares).

(2)	Based upon information filed on The System for Electronic Disclosure by Insiders (www.sedi.ca) on January 30, 2018, reporting beneficial ownership as of that date. The address of GMT Capital Corp. is 2300 Windy Ridge Parkway, Suite 550, South Atlanta, GA 30339.

(3)	Based upon a Schedule 13G/A (Amendment No. 2) filed with the SEC on February 16, 2018 reporting beneficial ownership as of December 31, 2017. The Schedule 13G reports that Luminus Management, LLC has shared voting and dispositive authority with respect to these shares with Luminus Energy Partners Master Fund, Ltd. and Jonathan Barrett. The address of Luminus Management, LLC is 1700 Broadway, 38th Floor, New York, New York 10019.

Beneficial Ownership of Directors and Named Executive Officers

The following table sets forth certain information regarding the beneficial ownership of Gran Tierra common stock as of March 12, 2018 by (i) each executive officer of Gran Tierra named in the Summary Compensation Table on page 43, (ii) each current director of Gran Tierra (including director nominees) and (iii) all of Gran Tierra’s named executive officers and directors as a group as of March 12, 2018. All ownership percentage calculations below assume that all Exchangeable Shares have been converted on a one-for-one basis into corresponding shares of our common stock, as such shares vote together with our common stock on all matters as if shares of our common stock. Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.

Name of Person	Common Stock	Shares Which May Be Acquired Within 60 Days (1)	Total Shares Beneficially Owned (2)	Percent of Outstanding Common Stock (3)
Adrian Coral	0	148,809	148,809	*
Peter J. Dey	20,000	165,049	185,049	*
Ryan Ellson (4)	266,030	279,333	545,363	*
Jim Evans (5)	251,405	160,533	411,938	*
Gary S. Guidry	2,527,000	463,500	2,990,500	*
David Hardy (6)	78,527	699,100	777,627	*
Evan Hazell	55,000	157,774	212,774	*
Robert B. Hodgins	10,000	146,930	156,930	*
Ronald W. Royal	254,667	195,631	450,298	*
Sondra Scott	—	19,563	19,563	*
David P. Smith (7)	187,500	118,237	305,737	*
Brooke Wade (8)	642,600	195,631	838,231	*
Lawrence West	245,030	160,533	405,563	*
Directors and named executive officers as a group (total of 13 persons)	4,537,759	2,910,623	7,448,382	1.9%

*	Less than 1°%.

(1)	Includes shares which may be acquired as of or within 60 days after January 12, 2018, upon the exercise of stock options and stock awards held by executive officers and directors.

39

(2)	Represents the total shares listed under the columns “Common Stock” and “Shares Which May Be Acquired Within 60 Days.” Under SEC rules, beneficial ownership as of any date includes any shares as to which a person, directly or indirectly, has or shares, voting power or dispositive power and also any shares as to which a person has the right to acquire such voting or dispositive power as of or within 60 days after such date through the exercise of any stock option or other right.

(3)	Based on 391,302,707 shares of common stock issued and outstanding as of March 12, 2018, which, for purposes of this table includes 5,908,065 Exchangeable Shares issued and outstanding as of March 12, 2018, as such shares are immediately exchangeable for shares of our common stock and vote together with our common stock on all matters as if shares of our common stock.

(4)	The number of common stock includes 30,000 shares owned by Mr. Ellson’s spouse.

(5)	The number of common stock includes 61,000 shares owned by Mr. Evans’ spouse.

(6)	Mr. Hardy ceased to be an employee or officer of Gran Tierra on August 30, 2017. Share ownership is based on last known information provided to the Company. The number of common stock includes 54,527 Exchangeable Shares and common stock owned by Mr. Hardy’s spouse.

(7)	The number of common stock includes 122,500 shares owned by Mr. Smith’s spouse.

(8)	The number of common stock includes 400,000 shares owned by Wade Capital Corporation, a corporation owned by Mr. Wade.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires Gran Tierra’s directors and executive officers, and persons who own more than ten percent of a registered class of Gran Tierra’s equity securities, to file with the SEC initial reports disclosing the amount and nature of their beneficial ownership and reports of changes of their beneficial ownership of common stock and other equity securities of Gran Tierra.

To Gran Tierra’s knowledge, based solely on a review of these reports and written representations from these individuals that no other reports were required, Gran Tierra believes that all required filings were timely made in 2017 except for one late Form 4 that was filed on behalf of Susan Mawdsley with respect to the vesting of an RSU.

Executive Officers

Our executive officers as of March 12, 2018, are as follows:

Name	Age	Title
Gary S. Guidry	62	President and Chief Executive Officer
Ryan Ellson	42	Chief Financial Officer
Ed Caldwell	68	Vice President, Health, Safety and Environment & Corporate Social Responsibility
Adrian Coral	44	President, Gran Tierra Energy Colombia
James Evans	52	Vice President, Corporate Services
Alan Johnson	47	Vice President, Asset Management
Glen Mah	61	Vice President, Business Development
Susan Mawdsley	51	Vice President, Finance and Corporate Controller
Rodger Trimble	56	Vice President, Investor Relations
Lawrence West	61	Vice President, Exploration

Gary S. Guidry. For the biography of Mr. Guidry, see “Proposal 1, Election of Directors.”

Ryan Ellson has been our Chief Financial Officer since May 2015. Mr. Ellson has 17 years of experience in a broad range of international corporate finance and accounting roles. Mr. Ellson was Chief Financial Officer of Onza Energy Inc. from January 2015 to May 2015. From July 2014 until December 2014, Mr. Ellson was Head of Finance for Glencore E&P (Canada), an oil and gas company, and prior thereto Vice President, Finance at Caracal Energy, an international oil and gas company listed on the London Stock Exchange with operations in Chad, Africa. He held that position from August 2011 until the company was acquired by Glencore plc for $1.8 billion in July 2014. Prior

40

to Caracal, Mr. Ellson was Vice President of Finance at Sea Dragon Energy from April 2010 until August 2011. In these positions, Mr. Ellson oversaw financial and accounting functions, implemented and oversaw internal financial controls, secured a reserve based lending facility and was involved in multiple capital raises. Mr. Ellson has held management and executive positions with companies operating in Chad, Egypt, India and Canada. Mr. Ellson is a Chartered Accountant and holds a Bachelor of Commerce and a Master of Professional Accounting from the University of Saskatchewan.

Ed Caldwell has been our Vice President, Health, Safety and Environment & Corporate Social Responsibility since June 2016. Mr. Caldwell had a distinguished 27-year career with ExxonMobil and Imperial Oil, and most recently worked with Caracal Energy Inc. in Caracal’s efforts and achievement in Chad. Mr. Caldwell has extensive experience in senior Regulatory Approvals and HSE Management roles in Canada, Asia, Russia, and Africa. He has also worked with the Government of Canada and, in that capacity, represented Canada at the OECD Energy/Environment Committee as well as at the Intergovernmental Panel on Climate Change. Mr. Caldwell graduated in Chemical Engineering (Distinction) from Dalhousie University.

Adrian Coral has been President, Gran Tierra Energy Colombia, Ltd., a subsidiary of the Company, since August 2014. Mr. Coral joined Gran Tierra in August 2006 as an operations engineer in Gran Tierra Energy Colombia, Ltd. and served in that capacity until February 2007. Mr. Coral rejoined Gran Tierra in August 2008 as Operations Director of Gran Tierra Energy Colombia, Ltd. He served in that capacity until September 2011, when he was promoted to Production Manager of Gran Tierra Energy Colombia, Ltd. Mr. Coral was promoted to Senior Operations Manager of Gran Tierra Energy Colombia, Ltd. in April 2013. On August 1, 2014, Mr. Coral was promoted to President, Gran Tierra Energy Colombia, Ltd. Mr. Coral has a total of 20 years of experience as an engineer or manager in the oil and gas industry. Mr. Coral graduated from the Universidad de América – Bogotá D.C. with a degree as a Petroleum Engineer and from the School of Business Management – Bogotá D.C with degree in Project Management.

James Evans has been our Vice President, Corporate Services since May 2015. Mr. Evans has over 28 years of experience including working the last 12 years in the international oil and gas industry. Most recently, Mr. Evans was the Head of Compliance & Corporate Services for Glencore E&P (Canada), an oil and gas company, from July 2014 to December 2014, and prior thereto Vice President of Compliance & Corporate Services at Caracal Energy, an international oil and gas company, from July 2011 to June 2014, in each case where he oversaw the execution of corporate strategy and goals, developed and implemented a robust corporate compliance program, and managed all aspects of information technology, document control, security and administration. Mr. Evans also managed the recruitment, training and retention of staff in both Calgary and Chad. He oversaw the growth of Caracal Energy from seven employees to in excess of 400 as Caracal Energy exceeded 20,000 barrels of oil per day at the time of sale to Glencore. Prior to Caracal, Mr. Evans held senior management and executive positions at Orion Oil and Gas and Tanganyika Oil, with operating experience in Egypt, Syria and Canada. Mr. Evans is a Certified General Accountant and holds a Bachelor of Commerce degree from the University of Calgary.

Alan Johnson has been our Vice President, Asset Management since May 2015. Mr. Johnson is a professional engineer with more than 20 years of experience working internationally in the oil and gas industry. His experience includes varied technical, managerial and executive roles in drilling, production, reservoir, reserves, corporate planning and asset management. Most recently Mr. Johnson was Head of Asset Management for Glencore E&P (Canada), an oil and gas company, from April 2014 to April 2015, where he was responsible for all development activities in Chad and prior thereto Director of Asset Management at Caracal Energy, an international oil and gas company, from August 2011 to March 2014, where he was responsible for development activities in the Doba basin in Chad, Africa. Mr. Johnson was instrumental in developing oil and gas assets in remote areas of southern Chad, achieving first production in less than 18 months. Mr. Johnson started his exploration and production career with Shell International in the Dutch North Sea. He then held positions of increasing responsibility with Shell Canada, APF Energy, Rockyview Energy, Delphi Energy and BG Australia. Mr. Johnson graduated with a 1st Class B.Eng (Hons) from Heriot Watt University in Scotland. Mr. Johnson is a Chartered Engineer in the UK and a Professional Engineer in Alberta.

Susan Mawdsley has been our Vice President, Finance and Corporate Controller since June 2016. Ms. Mawdsley is a Chartered Accountant with 25 years of experience in the oil and gas industry. She has been the Corporate Controller of Gran Tierra Energy since 2012 and has direct responsibility for the finance departments in all business units, as well as internal audit. Prior to joining Gran Tierra in 2011, she was an independent consultant providing contract controller, Chief Financial Officer, and other finance related services to publicly

41

traded domestic and international oil and gas companies. Ms. Mawdsley is a Chartered Accountant and holds a Bachelor of Music in Performance degree from the University of Toronto.

Glen Mah has been our Vice President, Business Development since June 2016. Mr. Mah is a Petroleum Geologist with extensive management experience covering the execution of exploration programs, field development and asset management for conventional and unconventional hydrocarbons. He has worked with onshore and offshore projects in various petroleum basins in the Americas, Africa, Middle East and Asia. From 2005 until 2008, Mr. Mah was the Chief Geologist with the highly successful Tanganyika Oil Company Ltd. Mr. Mah has Alberta-registered Professional designation with APEGA and holds a Bachelor of Science degree Specialization in Geology from the University of Alberta.

Rodger Trimble has been our Vice President, Investor Relations since June 2016. Mr. Trimble is a Professional Engineer with 30+ years of experience in domestic and international basins in various management positions. Prior to joining Gran Tierra, Mr. Trimble was Head of Corporate Planning, Budgeting & Finance with Glencore E&P (Canada) Inc., an oil and gas company. In January 2013, Mr. Trimble became Director Corporate Planning, Budget & Business Development with Caracal Energy Inc., an international oil and gas company, which was acquired by Glencore E&P (Canada) in July 2014. He has held several senior management positions ranging from Country Manager in Argentina with Canadian Hunter Exploration, Vice President, Exploitation with Esprit Energy Trust, Manager, Reservoir Engineering with Apache Canada Inc. and Manager, Upstream Evaluations - Frontiers & International with Husky Energy. Mr. Trimble is an Alberta-registered Professional Engineer and a member of APEGA. He received a Bachelor of Science in Petroleum Engineering (with Distinction) from Stanford University.

Lawrence West has been our Vice President, Exploration since May 2015. Mr. West has 35 years of experience as an executive, explorationist, and geologist. Most recently, Mr. West was Vice President, Exploration at Caracal Energy, an international oil and gas company, from July 2011 to June 2014. Mr. West built a multi-disciplinary team to assess resources and grow reserves in the interior rift basins within Chad and led a successful exploration program. During his tenure he successfully executed two large 2D/3D seismic shoots in remote frontier basins, on time and on budget. Prior to Caracal he has been involved in starting and growing several public and private companies, including Reserve Royalty Corp., Chariot Energy, Auriga Energy and Orion Oil and Gas. Lawrence worked at Alberta Energy Company (“AEC”), where he was on the team that merged with Conwest. He built and led the AEC East team to the Rocky Mountain USA basins. His career began with Imperial Oil working on prospect and reservoir characterization, in multi-disciplinary teams, and as a technical mentor to exploration teams. Mr. West has an Honours Bachelor of Science in Geology from McMaster University and an MBA, specializing in economics, from the University of Calgary.

42

COMPENSATION DISCUSSION AND ANALYSIS

The following discussion provides details regarding our executive compensation program and 2017 compensation arrangements for each of our Named Executive Officers (“NEOs”) who, in 2017 were:

Name	Title at December 31, 2017
Gary S. Guidry	President and Chief Executive Officer
Ryan Ellson	Chief Financial Officer
Adrian Coral	President, Gran Tierra Energy Colombia
Jim Evans	Vice President, Corporate Services
Lawrence West	Vice President, Exploration
David Hardy	Former Vice President, Legal and General Counsel

Philosophy and Objectives of our Executive Compensation Program

Our compensation philosophy is to provide an attractive, flexible, and market-based total compensation program that is tied to performance and aligns the interests of our NEOs with those of our stockholders. The Company’s objective is to recruit and retain the caliber of executive officers and other key employees necessary to deliver sustained high performance to our stockholders as well as economic growth and respect for the communities in which we have a strong presence. Our compensation philosophy also serves as a means of communicating our goals and standards of conduct and performance, and for motivating and rewarding our NEOs in relation to their achievements. Our compensation philosophy includes the principles described below:

•	Hire and retain top caliber and highly capable executives: Executive officers should have a total compensation package that is market competitive and permits us to hire and retain high-caliber individuals at all levels.

•	Pay for performance: A significant portion of the annual compensation opportunity for our executive officers should be directly tied to the achievement of key operational and financial measures aligned with our strategy, relative TSR and our share price performance. Directly linking pay with our performance is essential to delivering long-term value to our stockholders.

•	Create Stockholder Alignment: A significant portion of compensation should be variable (at risk) and equity-based. Executives are also required to meet significant share-ownership guidelines.

43

Responsibilities for Executive Compensation

Compensation decisions for our executive officers are made by the Compensation Committee, with input from our independent compensation consultants as well as from our Chief Executive Officer. The specific roles are summarized below:

Compensation Committee	•	Oversees compensation policies, plans and programs, reviews and determines the compensation to be paid to our executive officers and directors annually.

	•	Oversees our annual and long-term incentive plans and programs and periodically assesses our non-employee director compensation program.

	•	Approves the goals of our Chief Executive Officer, evaluates our Chief Executive Officer’s performance in light of those goals and objectives and recommends to the Board the approval of the Chief Executive Officer’s annual compensation.

	•	Together with our Chief Executive Officer, reviews and approves the corporate performance goals and objectives of our other NEOs and recommends to the Board the approval of the annual compensation package for the other NEOs.

	•	Holds executive sessions with no management present.

Board	•	Reviews Chief Executive Officer’s performance.

	•	Approves Chief Executive Officer and NEO compensation.

Independent Compensation Consultants	•	Provides the Compensation Committee with independent advice concerning the types and levels of compensation to be paid to our Chief Executive Officer and the other NEOs.

	•	Provides market compensation data (e.g., industry compensation surveys and benchmarking data) on base salary, annual incentives and long-term incentives and industry trends.

Chief Executive Officer	•	Reviews performance of other NEOs with the Compensation Committee.

	•	Makes recommendations on base salary, annual bonus and long-term incentives awards for the other NEOs.

The Board and the Compensation Committee hold regular executive sessions at the end of each meeting with no representatives of the management team present. Our Chief Executive Officer does not attend any portion of the Compensation Committee or Board meeting at which his compensation is deliberated or approved. Except as described in the table above, our Chief Executive Officer does not play any role with respect to any matter affecting his own compensation.

The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the Chief Executive Officer. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of Gran Tierra. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of Gran Tierra, advice and assistance from compensation consultants, internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Compensation Committee and may amend the engagement with or terminate any such advisor as it deems necessary or appropriate. Under its charter, the Compensation Committee may form, and delegate authority to, subcommittees, as appropriate. In 2017, the Compensation Committee did not form any subcommittees.

The Compensation Committee and the Board make their compensation decisions for the upcoming year, and review performance for the prior year, generally in the first quarter of the year. For example, annual bonuses in respect of 2017 performance, as well as the consideration of salary increases for 2018, were recommended by the Compensation Committee and approved by the Board in January of 2018.

44

Assessment of Company Performance

The Compensation Committee uses Company performance measures to establish total compensation ranges relative to our performance and the performance of our comparator groups as outlined on the following page. In addition, the Compensation Committee establishes specific performance measures that determine payouts under cash and equity-based incentive programs.

Role of the Independent Compensation Consultant

When making determinations regarding executive compensation, the Compensation Committee considers advice from external advisors and third-party compensation surveys as well as the advice of Compensation Committee members and other members of the Board based on their knowledge and experience to set competitive, results driven levels of salary and other compensation.

The Compensation Committee may, in its sole discretion, retain or obtain the advice of independent compensation consultants or other external advisors and is directly responsible for the appointment, compensation arrangements and oversight of the work of any such person. The retention of independent compensation consultants and scope of services provided by them are assessed on an annual basis.

The Compensation Committee may select a compensation consultant only after taking into consideration all factors relevant to that person’s independence from management. We will provide appropriate funding, as determined by the Compensation Committee, for payment of reasonable compensation to any independent compensation consultants or other external advisors retained by the Compensation Committee. During 2017, the Compensation Committee engaged the independent compensation consultant for limited services such as LTIP measurement. In 2017, the Compensation Committee evaluated whether any work provided by its Compensation Committee consultant raised any conflict of interest and determined that it did not.

Risk Considerations

The Compensation Committee and the Board periodically review the risks associated with our compensation policies and practices. These assessments include an examination of the changes in our risk profile over the past year for our compensation policies and practices. Based on this assessment, the Compensation Committee and the Board each determined that these risks were not reasonably likely to have a material adverse effect on us. Among other things, the Compensation Committee and the Board took into consideration the fact that:

•	the current significant weighting towards long-term incentive compensation, the value of which depends on the value of our shares, discourages short-term risk taking;

•	our annual incentive compensation program includes several different metrics, preventing NEOs from focusing on one metric at the exclusion of other important performance goals;

•	our compensation program is appropriately balanced such that if annual bonus targets are not achieved, base pay and long-term incentive compensation will still provide the executives with a reasonable minimum amount of compensation;

•	stock options and PSUs for executives vest over three years, which discourages short-term risk taking;

•	our clawback policy permits us to recover executive compensation in the case of fraud or intentional misconduct requiring a material restatement of financial results;

•	stock ownership guidelines encourage a long-term perspective by our executives; and

•	incentive awards are decided by the Compensation Committee and recommended to the Board for approval.

45

Compensation Peer Group - 2017

The following is our peer group for executive compensation purposes. The companies in the executive compensation peer group were selected as they are of similar size as Gran Tierra, are in the same line of business, and are listed on a major exchange in Canada or the United States. During 2017, Oando Energy Resources Inc., Bankers Petroleum Ltd. and Mart Resources Inc. were removed from our peer group as they were either sold or delisted. As the Company’s executive office is located in Canada, most of the companies in the peer group above were chosen as they are also located in Canada and would have similar pay structures. Although the Company monitors the salaries of the executives in its compensation peer group, there were no salary increases for the Company’s NEOs in 2017.

Pengrowth Energy Corporation	Bonavista Energy Corporation
Raging River Exploration Inc.	Birchcliff Energy Ltd.
Parex Resources Inc.	TORC Oil & Gas Ltd.
Crew Energy Inc.	NuVista Energy Ltd.
Canacol Energy Ltd.	Surge Energy Inc.
TransGlobe Energy Corporation

The Company has a separate peer group for evaluating performance which is further explained on page 50.

Elements of Our Compensation Program

Our executive compensation program includes a mix of fixed and variable pay with performance periods ranging from one to five years. The primary elements are summarized in the table below:

Compensation	Fixed/Variable	Cash/Equity	Time Period	Goal
Base Salary	Fixed	Cash	1 year	Provide fixed level of income
Short-term Incentive	Variable	Annual cash bonus	1 year	Reward contribution to annual corporate and individual performance
Long-term Incentive	Variable	PSUs Stock options	3 years 5 years	Reward medium and long-term performance

46

Base Salary

We pay base salaries in order to attract and retain talented executives and to provide our NEOs with a fixed base of cash compensation. The salaries typically reflect each NEOs experience, skills, knowledge and responsibilities. Competitive market conditions also have an impact on setting salary levels. The salaries of our NEOs are reviewed on an annual basis by our Chief Executive Officer (other than with respect to his own salary, which is reviewed and determined by the Compensation Committee). The table below sets forth the annual base salaries for our NEOs for fiscal 2017 which were unchanged from 2016.

Name	2017 Base Salary ($)	2016 Base Salary (1) ($)	% Increase 2016-2017
Gary S. Guidry	$318,852	$318,852	—
Ryan Ellson	$259,067	$259,067	—
Adrian Coral	$230,000	$230,000	—
Jim Evans	$239,139	$239,139	—
Lawrence West	$239,139	$239,139	—
David Hardy	$255,879	$255,879	—

(1)	For ease of comparison, amounts reported in this column are converted from Canadian dollars and Colombia pesos to U.S. dollars at the exchange rate at December 29, 2017.

Short Term Incentives - Cash Bonus

One of our key compensation objectives is for a significant portion of each NEO’s compensation to be tied to Company performance. Our annual cash bonus plan provides opportunities for our executives, including the NEOs, to earn annual cash bonuses tied to the successful achievement of key operational, financial and market objectives that that drive our business and stockholder value.

In February 2017, the Compensation Committee approved the annual bonus target for each of our NEOs which were calculated as a percentage of their respective base salaries.

The value of the bonus is calculated as below:

The following bonus structure was approved by the Compensation Committee for the following executives in connection with 2017 performance:

Name	Target Payout as a % of Base Salary	Corporate Performance Weighting	Individual Performance Weighting
Gary S. Guidry	100%	100%	—%
Ryan Ellson	80%	80%	20%
Adrian Coral	60%	60%	40%
Jim Evans	50%	60%	40%
Lawrence West	50%	60%	40%
David Hardy	50%	60%	40%

Assessment of Individual Performance

Individual performance has a significant impact on the annual cash bonus for NEOs other than the Chief Executive Officer and is weighted between 20% and 40% of the award with the remaining amount being driven by our performance relative to our performance measures. The individual performance rating for each NEO, other than the Chief Executive Officer, is determined through a formal performance evaluation conducted with the Chief Executive Officer. The performance evaluation measures how each NEO performs against criteria directly related to their position.

47

2017 Corporate Performance Goals and Scores

At the beginning of each fiscal year, the Board of Directors approves the measures (and associated performance targets) that will be used to measure corporate performance for the fiscal year. For 2017, the Board of Directors approved eight goals based on the Company’s budget and operating plan that were considered to be the key drivers to the success of the Company’s business plan for the year, which were used as corporate performance metrics to determine the 2017 annual bonus structure (40% operational, 30% financial, 10% market and 20% strategic). Each of the measures had a threshold level of performance which had to be reached for the measure to contribute to a payout. There is a target level of performance for each element and a stretch level of performance above threshold. Between threshold and target performance, and between target and the stretch maximum, performance factors are graduated according to the performance level actually reached. The Board of Directors met in January 2018 to assess the Company’s 2017 performance relative to the pre-established targets. The following table summarizes the results of the assessment:

Metric	Relative Weighting Factor	2017 Corporate Targets	2017 Performance Result	2017 Performance Factor Level	Performance Factor

Operational Goals
Gross Field Reserve 2P Additions (MMBOE) (1)	15%	10 - 15 - 20	27.9	Maximum	30%
2P Finding & Development Costs (“F&D”), Including Future Development Costs ($/BOE) (2)	10%	15 - 12 - 10	11.3	Above Target	14%
WI Production before royalties (BOEPD)	15%	35 - 36 - 38	32.1	Below Threshold	0%

Financial Goals
General & Administration Expenses ($/BOE)	10%	4.5 - 3.0 - 2.5	2.6	Maximum	20%
Cash Costs ($/BOE) (3)	10%	25 - 20 - 18	16.4	Maximum	20%
Funds Flow from Operations ($ millions) (4)	10%	200 - 225 - 250	220.2	Below Target	8%

Market Goals
Increase in NAV/share (5)	10%	17.58 - 12%	30%	Maximum	20%

Strategic Goals (6)	20%		-	Partially Met Target	15%
	100%				127%

(1)	2P reserves have been calculated in compliance with NI 51-101 and COGEH and are based on the GTE McDaniel Reserves Report. See “Disclosure of Oil and Gas Information” for important information.

(2)	F&D costs are calculated as estimated exploration and development capital expenditures in Colombia, excluding acquisitions and dispositions, divided by the applicable reserves additions both before and after changes in future development costs (“FDC”) costs. The calculation of F&D costs incorporates the change in FDC required to bring proved undeveloped and developed reserves into production. The aggregate of the exploration and development costs incurred in the financial year and the changes during that year in estimated FDC may not reflect the total F&D costs related to reserves additions for that year. Management uses F&D costs per BOE as a measure of its ability to execute its capital program and of its asset quality.

(3)	Cash costs includes operating, transportation and commercialization expenses.

(4)	Funds flow from operations is a non-GAAP measure and does not have a standardized meaning under generally accepted accounting principles in the United States of America (“GAAP”). Funds flow from operations, as presented, is net income or loss adjusted for DD&A expenses, asset impairment, deferred tax expense or recovery, stock-based compensation expense, amortization of debt issuance costs, cash settlement of RSUs, unrealized foreign exchange and financial instruments gains and losses and loss on sale of business units or gain on acquisition. Management uses this financial measure to analyze performance and income or loss generated by our principal business activities prior to the consideration of how non-cash items affect that income or loss, and believes that this financial measure is also useful supplemental information for investors to analyze performance and our financial results.

(5)	See page 50 for further details of NAV.

(6)	The 2017 Strategic Goals include metrics set by the Compensation Committee relating to joint ventures, exploration discoveries, financing and exploration commitments included in the Company’s annual budget and approved by the Board.

48

Actual Annual Cash Bonuses Earned for 2017

The following table shows the 2017 annual cash bonus awards earned by each NEO:

	Base Salary for 2017 ($)	Target Payout as a % of Base Salary	2017 Cash Bonus Awarded ($) (1)	2017 Cash Bonus (% of Base Salary)
Gary S. Guidry	318,852	100%	404,145	127
Ryan Ellson	259,067	80%	262,256	101
Adrian Coral	230,000	60%	166,600	72
Jim Evans	239,139	50%	150,658	63
Lawrence West	239,139	50%	136,309	57
David Hardy (2)	255,879	50%	n/a	n/a

(1)	2017 Cash Bonuses were paid on February 15, 2018.

(2)	Mr. Hardy’s employment with us terminated on August 30, 2017 and, as such, he did not receive a cash bonus for 2017.

Long-Term Equity Incentive Program

Our equity compensation program was redesigned in 2016 to incorporate equity awards that vest based on the achievement of key operational goals established by the Board of Directors as described below. Approximately 80% of the value of equity awards granted in 2017 consisted of PSUs and 20% of the value of equity awards consisted of stock options, based on the fair value at grant date.

2017 PSUs Granted

As part of our long-term incentive plan, PSUs are designed to create a link between executive compensation and increased stockholder value by rewarding NEOs for achievement against key performance metrics over a three-year period. Our goal is to further incentivize our executives to achieve the operational goals established by the Board and to increase share and net asset value for our stockholders.

Each PSU entitles the holder to be issued the number of common shares designated in the performance award multiplied by a payout multiplier, with such common shares (or cash equal in value to such shares) to be issued on dates determined by the Compensation Committee, but no later than March 15 of the year following the year in which the last performance period applicable to the award ends. The payout multiplier is dependent on the performance of the Company relative to pre-defined corporate performance measures for the period. The number of PSUs that vest may range from zero to 200% of the target number granted based on the performance multiplier earned under the terms of the award agreement. Each recipient must also remain in the continuous service of Gran Tierra from the date of grant through the date of settlement in order for the award to vest. PSUs are granted annually.

The PSUs granted to our NEOs in 2017 may become fully vested at the end of the three-year performance period, based upon our performance with respect to four separate performance periods as follows:

Performance Period	Percentage of Target Award Subject to Performance Period
January 1, 2017 - December 31, 2017	20%
January 1, 2018 - December 31, 2018	20%
January 1, 2019 - December 31, 2019	20%
January 1, 2017 - December 31, 2019	40%
100%

The calculation of the performance multiplier is as follows:

•	50% weighting: Gran Tierra’s Relative Total Shareholder Return (“TSR”);

•	25% weighting: Gran Tierra’s Net Asset Value (“NAV”) per shares; and

•	25% weighting: execution of strategy (as determined by the Board).

49

Total Shareholder Return. The Compensation Committee believes that the comparison of Gran Tierra’s TSR over a specified period of time to the returns of peer companies over the same period is an objective external measure of the Company’s effectiveness in translating its results into stockholder returns. TSR is calculated by comparing Gran Tierra’s change in share price plus reinvestment of dividends relative to the performance of a pre-selected peer group of companies with respect to the same measures. The framework included in the table below is used to determining our relative TSR. Results between the performance levels are interpolated on a linear basis.

	Annualized TSR Above/Below	Payout Multiplier
Performance Level	Median of Peers	(% of the Target Award)
Threshold	-15%	0
Target	At median	100
Maximum	20%	200

The Compensation Committee approved the following total shareholder return performance peer group (the “Performance Peer Group”) for the 2017 PSUs:

Callon Petroleum Company	Oasis Petroleum Inc.
Canacol Energy Ltd.	Obsidian Energy Ltd. (formerly Penn West Petroleum Ltd.)
Carrizo Oil & Gas Inc.	Parex Resources Inc.
Contango Oil & Gas Company	Spartan Energy Corp.
Jones Energy Inc.	Synergy Resources Corp.
Kosmos Energy Ltd.	Tamarack Valley Energy Ltd.
Matador Resources Company	TransGlobe Energy Corp.
Frontera Energy Corporation (formerly Pacific Exploration & Production Corp.)	W&T Offshore Inc.

If any of the peer companies undergoes a change in corporate capitalization or a corporate transaction (including, but not limited to, a going-private transaction, bankruptcy, liquidation, merger or consolidation) during the performance period, the Committee shall undertake an evaluation to determine whether such peer company will be replaced. The Committee has pre-approved Denbury Resources Inc., Baytex Energy Corp. and EP Energy Corporation as replacement companies. During 2017 Cobalt International Energy Inc., Stone Energy Corp. and TransAtlantic Petroleum Ltd. were removed from the Performance Peer Group and Tamarack Valley Energy Ltd., Carrizo Oil & Gas Inc., and Oasis Petroleum Inc. were added as replacements.

The Performance Peer Group was developed with the assistance of our Compensation Consultants to meet at least one of the following specifications: an enterprise value of at least $1 billion; Proved Reserves of 30 million BOE; WI production before royalties of 20,000+ BOEPD; production to be at least 50% oil and natural gas liquids. Enterprise value was calculated as the market value of our common stock plus the market value of debt minus cash and investments.

Net Asset Value. NAV per share is based on before tax NPV discounted at 10% of Colombia only proved plus probable (2P) reserves, year-end 2017 net debt of $272 million, comprised of working capital deficit of $16 million, senior convertible notes of $111 million (net of unamortized fees; $115 million gross) and reserves-based credit facility of $145 million (net of unamortized fees; $148 million gross), excluding risk management assets and liabilities and investment in Sterling Resources Ltd. shares, and number of shares of Gran Tierra’s common stock and Exchangeable Shares issued and outstanding at December 31, 2017 and 2016, of 391 million and 399 million, respectively. Net working capital and debt at December 31, 2017 and 2016, prepared in accordance with generally accepted accounting principles in the United States of America. NAV per share was chosen as a performance metric for our PSUs because it provides an indication of the value of the Company’s reserves on a per share basis. Growth in NAV per share demonstrates the Company’s ability to increase the underlying value of the Company without diluting stockholders. The framework included in the table below is used to assess NAV per share performance. Results between the performance levels are interpolated on a linear basis.

50

Performance Level	Compound Annual Growth in NAV/share	Payout Multiplier (% of the Target Award)
Threshold	less than 8%	0
Target	8%	100
Maximum	12%	200

Strategy. Execution of strategy was chosen as a performance metric for our PSUs because it provides a link to the Company’s success in meeting key milestones and achieving its strategic goals. The Strategic Goals included metrics set by the Compensation Committee relating to acquisitions, exploration discoveries, financing and exploration commitments included in the Company’s annual budget and approved by the Board.

The following table lists the number of PSUs awarded in 2017 at minimum, target, and maximum levels :

	Minimum # of units	Target # of units	Maximum # of units
Gary S. Guidry	0	325,600	651,200
Ryan Ellson	0	235,800	471,600
Adrian Coral	0	131,200	262,400
Jim Evans	0	139,500	279,000
Lawrence West	0	139,500	279,000
David Hardy (1)	0	149,300	298,600

(1)	All PSUs held by David Hardy were forfeited upon his retirement on August 30, 2017.

2017 Performance Results. In February 2018, the Compensation Committee confirmed and approved the performance results for the portion of the 2017 annual PSU awards that vest based on performance during the one-year performance period ended December 31, 2017 and continued employment through the end of 2019.

For the performance period ended December 31, 2017, the performance results were as follows:

	2017 result	Performance Level	Weighting	Payout Multiplier
TSR - Relative TSR above or below median of peers	+0.5%	Above Target	50%	0.67
NAV - Compound annual growth in NAV per share	+30%	Maximum	25%	0.50
Strategy		Above Target	25%	0.46
Total Multiplier				1.62

Stock Options

Stock options provide NEOs with an option to buy Gran Tierra common shares at a future date at the exercise price determined at the time of grant.

Our Compensation Committee and Board continues to believe that time-vested stock options are an important element of our equity compensation program because they serve as a strong retention tool while ensuring that the recipient only receives value upon an increase in the value of our common stock. Stock options within the LTIP mix account for 20% of the value of equity awards granted.

Stock options vest pro-rata annually over three years, beginning with the first anniversary of the date of grant, and have a term of five years, subject to the officer’s continuous provision of services to Gran Tierra through the vesting date (except as otherwise provided in an officer’s award agreement or any employment agreement with Gran Tierra). The exercise price for our stock options is equal to the market price per share at the time of grant. The Compensation Committee meets in the first quarter each year to evaluate, review and approve the annual stock option award design and level of awards for the NEOs.

51

RSUs

No RSUs were granted to NEOs in 2017 as the program has been replaced with grants of PSUs for our executives. RSUs granted prior to 2017 entitle the holder to receive, either the underlying number of shares of our Common Stock upon vesting of such units or, at the option of the Company, a cash payment equal to the value of the underlying shares. RSUs vest over three years, and once an RSU is vested, it is immediately settled.

Equity Awards Granted During 2017

In 2017, the Compensation Committee approved the following awards under our 2007 Equity Incentive Plan for the NEOs:

		PSUs		Stock Options
	Total LTI Grant Date Fair Value ($)	Target # of units	Grant Date Fair Value ($) (1)	# of units	Grant Date Fair Value ($) (1)
Gary S. Guidry	1,046,505	325,600	836,792	184,200	209,713
Ryan Ellson	757,883	235,800	606,006	133,400	151,877
Adrian Coral	421,661	131,200	337,184	74,200	84,477
Jim Evans	448,343	139,500	358,515	78,900	89,828
Lawrence West	448,343	139,500	358,515	78,900	89,828
David Hardy (2)	479,905	149,300	383,701	84,500	96,204

(1)	The grant date fair value reported in this column is calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 Compensation - Stock Compensation (“ASC 718”).

(2)	All PSUs held by David Hardy were forfeited upon his retirement on August 30, 2017.

Benefits

The NEOs are eligible for full participation in all rights and benefits under any life insurance, disability, medical, dental, health and accident plans maintained by Gran Tierra for its employees and executive officers. Our executive officers generally do not receive any supplemental retirement benefits or perquisites, except for limited perquisites provided on a case-by-case basis. In addition, our employees including our executive officers will be paid 100% of their base salary in the event they become disabled while still employed by us, until such time as the executive officer begins to receive long-term disability insurance benefits which is intended to pay two-thirds of base salary to a maximum of $15,000/month to age 70. These are standard basic benefits in our industry and help to retain and recruit key talent.

Share Ownership Guidelines

We have implemented share ownership guidelines for all of our executives, which are designed to align their long-term financial interests with those of our stockholders. The NEO share ownership guidelines are as follows:

Position	Guideline	Ownership Relative to Base Salary as of December 31, 2017 (1)
Chief Executive Officer	3 X base salary	Exceeds
Chief Financial Officer	2 X base salary	Exceeds
Other NEOs	1 X base salary	Exceeds or In-Progress

If at any time an executive officer does not meet their ownership requirement, they must retain (a) any of our Common Stock owned by them (whether owned directly or indirectly) and (b) any net shares received as the result of the exercise, vesting or payment of any equity award until the ownership requirement is met, in each case unless otherwise approved by the Compensation Committee. For this purpose, “net shares” means the shares of stock that remain after shares are sold or withheld to (i) pay the exercise price for a stock option award or (ii) satisfy any tax obligations, including withholding taxes, arising in connection with the exercise, vesting or payment of an equity award.

52

Compliance with these requirements is evaluated as of December 31 of each year. The value of an individual’s share ownership as of such date is determined by multiplying the number of shares of our stock or other eligible equity interests held by the individual by the greater of the purchase price of the stock or the closing price on December 31 of each year.

In determining stock ownership levels, we include shares of common stock held directly or indirectly by the officer (including shares beneficially owned in a trust, by a limited liability company or partnership, and by a spouse and/or minor children). Outstanding RSUs, PSUs and unexercised stock options are not included. If an executive officer does not satisfy the stock ownership requirements, they must retain all shares acquired on the vesting of equity awards or the exercise of stock options (net of exercise costs and taxes) until compliance is achieved.

The following table shows the number and value of shares owned at December 31, 2017 compared with the minimum share ownership guideline:

	Number of Shares Owned as of December 31, 2017	Value of Shares owned as of December 31, 2017 (1)	Minimum Ownership Per Guideline
Gary S. Guidry	2,527,000	$ 6,822,900	$ 956,557
Ryan Ellson	266,030	$ 718,281	$ 518,135
Adrian Coral	0	0	230,000
Jim Evans	251,405	$ 678,794	$ 239,139
Lawrence West	245,030	$ 661,581	$ 239,139
David Hardy	n/a	n/a	n/a

(1)	Value is calculated based on the closing price of the Company’s shares on the NYSE American on December 29, 2017, which was $2.70.

Clawback Provisions

The Company has adopted a policy specifying that if an executive engages in fraud or intentional misconduct that requires a material restatement of financial results, and the fraud or intentional misconduct results in an incorrect determination that an incentive compensation performance goal had been achieved, the Board may take action to recover any incentive compensation resulting from the incorrect determination that had been paid to the executive during the three-year period preceding the filing of the accounting restatement.

Prohibition on Speculative Trading of Company Stock

We maintain a policy for securities transactions applicable to all officers, directors, and other members of management of the Company which prohibits engaging in short sales, transactions in put or call options, hedging transactions or other inherently speculative transactions with respect to our stock at any time. In addition, our Insider Trading Policy, among other things, prohibits our officers, including our NEOs, directors and employees from trading during quarterly and special blackout periods.

Employment Agreements

The Compensation Committee approves the terms of all NEO employment agreements. The terms of those agreements were structured to attract and retain persons key to our success, as well as to be competitive with compensation practices for executives in similar positions at companies of similar size and complexity. In assessing whether the terms of the employment agreements were competitive, the Compensation Committees received advice from our Compensation Consultant and reviewed appropriate surveys and industry benchmarking data. The employment agreements do not have a fixed term. No changes were made to any of the NEO employment agreements during 2017. The terms of the NEO employment agreements provide for certain payments and benefits in connection with a termination of employment and corporate transaction. The Compensation Committee believes these payments allow management to focus their attention and energy on making objective business decisions that are in the best interests of stockholders without allowing personal considerations to affect the decision-making process. Additionally, executive officers at other companies in our industry and the general market in which we compete for executive talent commonly provide post-termination payments, and we have consistently provided this benefit to certain executives in order to remain competitive in attracting and retaining skilled professionals in

53

our industry. In 2017, the Company’s pay practices were amended so that no new employment agreements entered into between Gran Tierra and executive officers will include any provisions that provide for excise tax gross-ups or change in control “Single” or “Modified Single” triggers of severance payments or equity vesting accelerations.

Say on Pay Advisory Vote on Executive Compensation

The Company asked stockholders to vote on a “say-on-pay” advisory vote on our executive compensation in 2017 at the 2017 annual meeting of stockholders. Stockholders expressed substantial support for the compensation of our named executive officers, with approximately 95% of the votes cast in favor of the “say-on-pay” advisory vote. The Compensation Committee carefully evaluated the results of the 2017 advisory vote. The Compensation Committee also considers many other factors in evaluating our executive compensation programs as discussed in this Compensation Discussion and Analysis, including the Compensation Committee’s assessment of the interaction of our compensation programs with our corporate business objectives and review of peer group data, each of which is evaluated in the context of the Compensation Committee’s fiduciary duty to act as the directors determine to be in stockholders’ best interests. While each of these factors bore on the Compensation Committee’s decisions regarding our named executive officers’ compensation, the Compensation Committee did not make any changes to our executive compensation program and policies as a result of the 2017 “say-on-pay” advisory vote.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed with management the Company’s disclosure under “Compensation Discussion and Analysis” contained in this proxy statement. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Members of the Compensation Committee:

Brooke Wade, Chair
Peter J. Dey
Robert B. Hodgins

54

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of our NEOs for their performance during the years ended December 31, 2017, 2016 and 2015.

Name and Position	Year	Salary (1) ($)	Stock Awards (3) ($)	Option Awards (4) ($)	Non-Equity Incentive Plan Compensation (2) ($)	All Other Compensation(5) ($)	Total ($)
Gary S. Guidry (6)	2017	318,852	836,792	209,713	404,145	6,804	1,776,306
President and Chief	2016	297,907	832,048	219,984	359,723	4,555	1,714,217
Executive Officer	2015	187,204	350,550	896,072	140,173	2,238	1,576,237

Ryan Ellson (7)	2017	259,067	606,006	151,877	262,256	6,804	1,286,010
Chief Financial Officer	2016	242,050	602,756	159,358	235,347	4,555	1,244,066
	2015	151,214	221,400	522,709	102,601	2,228	1,000,152

Jim Evans (8)	2017	239,139	358,515	89,828	150,658	89,697	927,837
Vice President, Corporate	2016	223,430	356,440	94,229	128,845	3,997	806,941
Services	2015	134,921	73,800	298,691	51,301	2,228	560,941

Adrian Coral,	2017	210,461	337,184	84,477	166,600	116,694	915,416
President, Colombia	2016	185,303	78,204	20,670	156,551	122,557	563,285
	2015	206,230	68,750	94,024	136,070	120,217	625,291

Lawrence West (9)	2017	239,139	358,515	89,828	136,309	264,963	1,088,754
Vice President,	2016	223,430	356,440	94,229	125,866	247,069	1,047,034
Exploration	2015	98,522	73,800	298,691	51,301	154,681	676,995

David Hardy (10)	2017	170,586	383,701	96,204	0	731,288	1,381,779
Former Vice President, Legal	2016	239,071	381,710	100,812	184,702	25,515	931,810
and General Counsel	2015	231,936	88,550	160,393	108,382	37,503	626,764

(1)	All compensation is paid in Canadian dollars and converted into U.S. dollars for the purposes of the above table. For 2017 compensation amounts, the exchange rate at December 29, 2017 of one U.S. dollar to Canadian $1.2545 is used.

(2)	Amounts reported in the “Non-equity Incentive Plan Compensation” column for each year represent the amount earned in that year, irrespective of when the amount was paid.

(3)	Amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of RSU and PSU awards, computed in accordance with ASC 718, disregarding estimated forfeitures. The PSU awards are subject to market conditions and have been valued based on the probable outcome of the market conditions as of the grant date. For a discussion of valuation assumptions, see Note 7 - Share-Based Compensation of the Notes to Consolidated Financial Statements included under Item 7 in our Annual Report on Form 10-K for the year ended December 31, 2017. Assuming maximum performance is achieved, the value of PSUs based on the price of the Company’s shares at the date of grant would be as follows: Gary S. Guidry - $1,673,584; Ryan Ellson - $1,212,012; Jim Evans - $717,030; Adrian Coral - $674,368; Lawrence West - $717,030; David Hardy - $767,402.

(4)	Amounts reported in the “Option Awards” column represent the aggregate grant date fair value of stock options, computed in accordance with ASC 718. The value ultimately realized by the NEOs upon the actual vesting of the award(s) or the exercise of the stock option(s) may or may not be equal to this determined value. For a discussion of valuation assumptions, see Note 7 - Share-Based Compensation of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form 10-K for the year ended December 31, 2017.

(5)	Amounts reported in the “All Other Compensation” column include severance payments, vacation pay, parking and transportation allowances, group term life insurance, and other perquisites, as shown in the table below.

(6)	Mr. Guidry became President and Chief Executive Officer on May 7, 2015.

(7)	Mr. Ellson became Chief Financial Officer on May 11, 2015.

(8)	Mr. Evans became Vice President, Corporate Services on May 11, 2015.

(9)	Mr. West became Vice President, Exploration on May 11, 2015.

(10)	Mr. Hardy ceased to be our Vice President, Legal and General Counsel on August 30, 2017.

55

Name	Group Term Life Insurance (S)	Parking and Transportation Allowance ($)	Vacation Pay ($)	Severance Payment ($)	Other ($)		Total ($)
Gary S. Guidry	928	5,876	—	—	—		6,804
Ryan Ellson	928	5,876	—	—	—		6,804
Adrian Coral	3,722	—	7,747	—	105,225	(1)	116,694
Jim Evans	928	3,029	—	—	85,740	(2)	89,697
David Hardy	655	2,551	47,731	680,351			731,288
Lawrence West	—	—	—	—	264,963	(3)	264,963

(1)	Consists of $89,190 for driver, vehicle and vehicle expenses, $6,136 for club membership and $9,899 for savings fund contributions. Mr. Coral resides in Bogota, Colombia.

(2)	Consists of $15,945 allowance for housing and utilities; $37,713 for driver, vehicle and vehicle expenses; $27,401 for foreign service and hardship allowance; $4,384 for goods and services costs; and $297 for language training. Mr. Evans has been residing in Bogota, Colombia since September 2017.

(3)	Consists of $84,987 allowance for housing and utilities; $86,872 for driver, vehicle and vehicle expenses; $63,573 for foreign service and hardship allowance; $14,922 for goods and services costs; $12,365 for club membership; and $2,244 for language training. Mr. West currently resides in Bogota, Colombia.

2017 GRANTS OF PLAN-BASED AWARDS

The following table shows certain information regarding grants of plan-based awards granted to the NEOs for the fiscal year ended December 31, 2017:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Options (#)	Awards ($/Sh)	Awards ($) (1)
Gary S. Guidry		$0	318,852	637,704
	2017/03/02				0	325,600	651,200
	2017/03/02							184,200	2.57	209,713

Ryan Ellson		$0	207,254	383,420
	2017/03/02				0	235,800	471,600
	2017/03/02							133,400	2.57	151,877

Adrian Coral		$0	138,000	234,600
	2017/03/02				0	131,200	262,400
	2017/03/02							74,200	2.57	84,477

Jim Evans		$0	119,570	203,268
	2017/03/02				0	139,500	279,000
	2017/03/02							78,900	2.57	89,828

Lawrence West		$0	119,570	203,268
	2017/03/02				0	139,500	279,000
	2017/03/02							78,900	2.57	89,828

David Hardy		$0	127,939	217,497
	2017/03/02				0	149,300	298,600
	2017/03/02							84,500	2.57	96,204

(1)	The amounts in this column reflect the aggregate grant date fair value of awards granted to NEOs in 2017 computed in accordance with ASC 718, disregarding estimated forfeitures. The value ultimately realized by each NEO upon the actual vesting of the award(s) or exercise of the stock option(s) may or may not be equal to this determined value. For a discussion of the valuation assumptions, see Note 7 — Share-Based Compensation of the Notes to Consolidated Financial Statements included under Item 8 in our Annual Report on Form 10-K for the year ended December 31, 2017.

56

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2017

The following table shows for the fiscal year ended December 31, 2017, certain information regarding outstanding equity awards held by each of the NEOs.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)		Market Value of Unearned Units That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Gary S. Guidry	400,000	200,000	(1)	3.69	May 11, 2020	31,667	(7)	85,501
	63,500	127,000	(5)	2.66	March 1, 2021	212,704	(8)	574,301	375,360	(3)	1,013,472
	0	184,200	(6)	2.57	March 2, 2022	105,300	(9)	284,310	520,000	(4)	1,404,000

Ryan Ellson	233,333	116,667	(1)	3.69	May 11, 2020	20,000	(7)	54,000
	46,000	92,000	(5)	2.66	March 1, 2021	154,088	(8)	416,038	271,920	(3)	734,184
	0	133,400	(6)	2.57	March 2, 2022	76,399	(9)	206,278	377,280	(4)	1,018,656

Adrian Coral	10,000	—		2.51	December 15, 2018	8,334	(10)	22,502
	23,000	—		5.90	March 3, 2020	19,992	(8)	53,978	35,280	(3)	95,256
	16,312	—		8.40	March 9, 2021	42,509	(9)	114,774	209,920	(4)	566,784
	7,500	—		5.83	Feb. 28, 2022
	8,865	—		7.09	Feb. 28, 2019
	20,500	—		6.45	Aug. 10, 2019
	56,666	28,334		2.75	Mar. 3, 2020
	5,966	11,934		2.66	Mar. 1, 2021
	0	74,200		2.57	Mar. 2, 2022

Jim Evans	133,333	66,667	(1)	3.69	May 11, 2020	6,667	(7)	18,001
	27,200	54,400	(5)	2.66	March 1, 2021	91,120	(8)	246,024	160,800	(3)	434,160
	0	78,900	(6)	2.57	March 2, 2022	45,198	(9)	122,035	233,200	(4)	602,640

Lawrence
West	133,333	66,667	(1)	3.69	May 11, 2020	6,667	(7)	18,001
	27,200	54,400	(5)	2.66	March 1, 2021	91,120	(8)	246,024	160,800	(3)	434,160
	0	78,900	(6)	2.57	March 2, 2022	45,198	(9)	122,035	233,200	(4)	602,640

David Hardy	150,000	—		5.90	August 30, 2018	—		—	—		—
	100,000	—		8.40	August 30, 2018
	100,000	—		5.83	August 30, 2018
	75,000	—		6.28	August 30, 2018
	100,000	—		7.09	August 30, 2018
	145,000	—		2.75	August 30, 2018
	29,100	—		2.66	August 30, 2018

(1)	The right to exercise the option will vest on May 12, 2018, as long as the option holder is still employed by Gran Tierra on that date.

(2)	Calculated using $2.70 which is the closing price of Gran Tierra’s shares on December 29, 2017.

(3)	These amounts include the tranches (representing 60% of the target amount) of the PSU award granted in March of 2016 the vesting of which is still subject to company performance. The applicable performance period for the third tranche (representing 20% of the target amount) is January 1, 2018 through December, 2018. The fourth tranche (representing 40% of the target amount) has a performance period which began on January 1, 2016 and will end on December 31, 2018. Because our performance during 2016 exceeded target, the amounts above represent the maximum number of the PSUs that may vest. The actual number of PSUs that vest pursuant to the PSU award granted in March of 2016 will depend on our performance over the applicable performance periods and the NEOs continued employment through the date of settlement.

57

(4)	These amounts include the tranches (representing 80% of the target amount) of the PSU award granted in March of 2017 the vesting of which is still subject to company performance. The applicable performance period for the second tranche (representing 20% of the target amount) is January 1, 2018 through December 31, 2018, and the applicable performance period for the third tranche (representing 20% of the target amount) is January 1, 2019 through December, 2019. The fourth tranche (representing 40% of the target amount) has a performance period which began on January 1, 2017 and will end on December 31, 2019. Because our performance during 2017 exceeded target, the amounts above represent the maximum number of the PSUs that may vest. The actual number of PSUs that vest pursuant to the PSU award granted in March of 2017 will depend on our performance over the applicable performance periods and the NEOs continued employment through the date of settlement.

(5)	The right to exercise the option will vest one-half on March 2, 2018 and one-half on March 2, 2019, in each case if the option holder is still employed by Gran Tierra on such date.

(6)	The right to exercise the option will vest one-third on March 2, 2018, one-third on March 2, 2019, and one-third on March 2, 2020, in each case if the option holder is still employed by Gran Tierra on such date.

(7)	The RSUs will all vest on May 12, 2018.

(8)	Provided that our NEOs remain employed through the settlement date, these amounts represent the number of common shares, or their cash equivalent, deliverable to each NEO with respect to the first tranche (representing 20% of the target amount) of the PSU award granted in March of 2016. These amounts represent the actual number of common shares, or their cash equivalent, earned pursuant to the terms of the PSUs for the performance period from January 1, 2016 through December 31, 2016. This tranche became earned at 178% of target. The awards are enumerated in this column because while the performance element of vesting for the awards has been fulfilled, the continued service requirement for vesting has not. If the NEOs do not remain employed through the settlement date, they will forfeit the awards. As such, the awards were not fully vested as of December 31, 2016.

(9)	Provided that our NEOs remain employed through the settlement date, these amounts represent the number of common shares, or their cash equivalent, deliverable to each NEO with respect to the first tranche (representing 20% of the target amount) of the PSU award granted in March of 2017. These amounts represent the actual number of common shares, or their cash equivalent, earned pursuant to the terms of the PSUs for the performance period from January 1, 2017 through December 31, 2017. This tranche became earned at 162% of target. The awards are enumerated in this column because while the performance element of vesting for the awards has been fulfilled, the continued service requirement for vesting has not. If the NEOs do not remain employed through the settlement date, they will forfeit the awards. As such, the awards were not fully vested as of December 31, 2017.

(10)	The RSUs vested on March 1, 2018

2017 OPTION EXERCISES AND STOCK VESTED

The following table presents information concerning the aggregate number of RSUs that vested during the fiscal year ended December 31, 2017, for the NEOs. There were no option exercises for the NEOs during the fiscal year ended December 31, 2017, and no PSUs vested during the fiscal year ended December 31, 2017.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Gary S. Guidry	31,667	79,168
Ryan Ellson	20,000	50,000
Adrian Coral	11,639	29,381
Jim Evans	6,667	16,668
Lawrence West	6,667	16,668
David Hardy	--	-

(1)	All RSUs that vested during 2017 were settled in cash, and no shares of common stock were issued.

(2)	The amounts in this column were calculated by multiplying the number of shares of common stock subject to the RSU that vested by the closing market price of common stock on the vesting date.

58

POTENTIAL PAYMENT UPON TERMINATION OR CHANGE OF CONTROL

Mr. Hardy

In connection with Mr. Hardy’s retirement from employment on August 30, 2017, we entered into a Severance Agreement providing for the following:

•	Lump sum cash payment of $680,351, excluding vacation pay; and

•	All outstanding and vested stock options will remain exercisable through August 30, 2018.

Messrs. Guidry, Ellson, Coral, Evans and West

In the event that Messrs. Guidry, Ellson, Coral, Evans or West die, voluntarily resign (without good reason, as defined below), or their employment is terminated by Gran Tierra for cause (as defined below), the executive will not be entitled to receive any further compensation or benefits whatsoever other than those which have accrued up to the executive’s last day of active service.

The NEOs are entitled to severance payments in the event of an involuntary termination of employment by Gran Tierra other than for cause or a termination of employment by the NEO for good reason, as follows:

Base Salary + Bonus Earned during 12 months preceding Termination multiplied by:
Gary S. Guidry	2
Ryan Ellson	1.5
Adrian Coral	1
Jim Evans	1
Lawrence West	1

In addition, if Mr. Guidry is required to file a U.S. income tax return with the Internal Revenue Service, and if any of the payments or benefits received or to be received by him constitute “parachute payments” within the meaning of Section 280G of the Code and will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company shall pay to Mr. Guidry, no later than the time such Excise Tax is required to be paid by the Executive or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by Mr. Guidry, plus the amount necessary to put him in the same after-tax position as if no Excise Tax had been imposed. The Company believes that to ensure Gran Tierra’s executive compensation remains competitive, the Chief Executive Officer should be tax equalized to his Canadian citizen colleagues on payments that are subject to U.S. Excise Tax. In 2017, this amount would have been $1,669,682, calculated as follows:

Total Termination payment	$3,284,201
Gross-Up of taxable income	1,669,682
Total taxable income	4,953,883

Canadian tax payable	(2,377,864)
Net cash	2,576,019
U.S. Excise tax payable	(868,235)
Net after tax	$1,707,785

Pursuant to the employment agreements for each of Messrs. Guidry, Ellson, Coral, Evans and West, “cause” means any act or omission of the executive which would, at common law, permit an employer to terminate the employment of an employee without notice or payment in lieu of notice.

59

As defined in the employment agreements for each of Messrs. Guidry, Ellson, Coral, Evans and West, “good reason” generally means any of the following without the executive’s express written consent:

(a)	an adverse change in position, titles, duties or responsibilities, except in connection with the termination of employment for cause;

(b)	a reduction by the company of the executive’s base salary except to the extent that the annual base salaries of all other executive officers are similarly reduced or any change in the basis upon which the Executive’s annual compensation is determined or paid if the change is adverse to the executive (excluding changes to the annual bonus);

(c)	a change in control (as defined below) of Gran Tierra Energy Inc. or Gran Tierra Energy Canada ULC occurs; or

(d)	any breach by the Company of any material provision of the employment agreement.

As defined in the amendment to the employment agreement with Mr. Hardy, “change in control” generally means any of the following (note, “Company” includes either Gran Tierra Energy Inc. or Gran Tierra Energy Canada ULC):

(1)	a sale of all or substantially all of the assets of the Company;

(2)	a merger or consolidation in which the Company is not the surviving corporation;

(3)	a reverse merger in which the Company is the surviving corporation but the shares of the Company’s common stock outstanding immediately preceding the merger are converted into other property; or

(4)	the acquisition by any person, entity or group of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors.

The following events will generally constitute a “change in control” pursuant to the employment agreements with each of Messrs. Guidry, Ellson, Coral, Evans and West:

(1)	a disposition of all or substantially all of the assets of Gran Tierra or GTE ULC;

(2)	a majority of the voting securities of Gran Tierra Energy Canada ULC cease to be controlled, directly or indirectly, by Gran Tierra; or

(3)	a merger or other transaction of Gran Tierra with or into another company pursuant to which any person or combination of persons thereafter holds a greater number of voting securities of the continuing company than the number of voting securities of the continuing company held by former shareholders of Gran Tierra Energy, Inc.

Upon a termination of employment, each of Messrs. Guidry, Ellson, Coral, Evans and West forfeit any unvested RSUs and stock options.

60

Estimated Potential Payments

The table below estimates the amounts payable if an involuntary termination of employment without cause, a termination for good reason or a specified corporate transaction had occurred on December 31, 2017, for the NEOs using $2.70, the closing price of the stock on that date.

	Acceleration of Vesting
Name	Cash Severance ($)	Stock Options ($) (1)	RSUs ($) (1)	PSUs ($) (1)	Total ($)
Gary S. Guidry (2)
Termination without Cause or Resignation for Good Reason	1,445,994	—	—	—	1,445,994
Corporate Transaction	—	29,026	85,501	1,723,680	1,838,207
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	1,445,994	29,026	85,501	1,723,680	3,284,201

Ryan Ellson
Termination without Cause or Resignation for Good Reason	781,985	—	—	—	781,985
Corporate Transaction	—	21,022	54,000	1,248,480	1,323,502
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	781,985	21,022	54,000	1,248,480	2,105,487

Adrian Coral
Termination without Cause or Resignation for Good Reason	396,600	—	—	—	396,600
Corporate Transaction	—	10,123	22,502	433,620	466,245
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	396,600	10,123	22,502	433,620	862,845

Jim Evans
Termination without Cause or Resignation for Good Reason	389,797	—	—	—	389,797
Corporate Transaction	—	12,433	18,001	738,450	768,884
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	389,797	12,433	18,001	738,450	1,158,681

Lawrence West
Termination without Cause or Resignation for Good Reason	375,448	—	—	—	375,448
Corporate Transaction	—	12,433	18,001	738,450	768,884
Termination without Cause or Resignation for Good Reason following a Corporate Transaction	375,448	12,433	18,001	738,450	1,144,332

(1)	Unvested equity awards will accelerate and become fully vested immediately prior to a Corporate Transaction. With respect to stock options, the value is calculated as (a) the difference between $2.70, the closing price of our common stock on December 29, 2017, and the exercise price of the applicable option, multiplied by (b) the number of unvested options subject to accelerated vesting held by the applicable NEO. With respect to RSUs, the value is calculated as (a) $2.70, the closing price of our common stock on December 29, 2017, multiplied by (b) the number of unvested RSUs subject to accelerated vesting held by the applicable NEO. With respect to PSUs, the value is calculated as (a) $2.70, the closing price of our common stock on December 29, 2017, multiplied by (b) the number of unvested PSUs subject to accelerated vesting held by the applicable NEO, assuming a performance factor of 1.

(2)	Under the terms of Mr. Guidry’s employment agreement, as he is required to file a U.S. income tax return with the Internal Revenue Service, and as certain payments or benefits received or to be received by him constitute “parachute payments” within the meaning of Section 280G of the Code and will be subject to the excise tax imposed under Section 4999 of the Code (the “Excise Tax”), the Company shall pay to Mr. Guidry, no later than the time such Excise Tax is required to be paid by the Executive or withheld by the Company, an additional amount equal to the sum of the Excise Tax payable by Mr. Guidry, plus the amount necessary to put him in the same after-tax position as if no Excise Tax had been imposed. In 2017, this amount would have been $1,669,682, calculated as follows:

Total termination payment	$3,284,201
Gross-Up of taxable income	1,669,682
Total taxable income	4,953,883

Canadian tax payable	(2,377,864)
Net cash	2,576,019
US Excise tax payable	(868,235)
Net after tax	$1,707,785

61

PAY RATIO DISCLOSURE

In determining the median employee, we prepared a list of all employees as of December 31, 2017. Consistent with applicable rules, we used reasonable estimates both in the methodology used to identify the median employee and in calculating the annual total compensation for employees other than the chief executive officer. In measuring our employees’ total compensation, for employees other than the Chief Executive Officer, we used their base salary paid in 2017, their annual cash bonus paid in 2017 and the value of the equity awards they received in 2017. Total compensation for Gary S. Guidry, the Company’s Chief Executive Officer was determined to be $1,776,306 and was approximately 24 times the median annual compensation of all Company employees excluding the Chief Executive Officer of $73,602. For purposes of this calculation, the Company had 323 employees in Canada and Colombia, excluding the Chief Executive Officer.

SUMMARY OF INCENTIVE PLANS

Plan category	(a) Number of securities to be issued upon exercise of outstanding options (1)	(b) Weighted average exercise price of outstanding options	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (2)
Equity compensation plans approved by security holders	8,960,692	3.65	17,280,233
Equity compensation plans not approved by security holders	—	—	—
	8,960,692	3.65	17,280,233

(1)	Includes shares reserved to be issued pursuant to stock options granted, representing 2.3% of the Company’s issued and outstanding shares, pursuant to the 2007 Equity Incentive Plan (“the Plan”), which is an amendment and restatement of our 2005 Equity Incentive Plan. This does not include any shares reserved to be issued relating to PSUs, DSUs and RSUs, which may be settled in cash or in shares of our common stock at our election, and for which management’s intent to cash settle is reflected in the financial statement classification of these awards as financial liabilities.

(2)	In accordance with Item 201(d) of Regulation S-K, the figure in this column represents the total number of shares of our common stock remaining available for issuance under the Plan as of December 31, 2017, representing 4.5% of the Company’s issued and outstanding shares, minus the awards reported in column (a), above. Note, pursuant to the terms of the Plan, the pool of shares available for grant thereunder is not actually reduced until an award is settled in shares of our common stock (as opposed to reducing the pool at the time of grant) At December 31, 2017, PSUs, DSUs and RSUs with respect to 6,709,809 shares were issued and outstanding and, after application of the fungible factor of 1.55, these outstanding awards would represent a 10,400,204 reduction to the securities remaining available for future issuance under the Plan if such awards were to be equity settled. Consistent with accounting treatment that reflects management’s intent to cash settle, these amounts are not included in the above table as a reduction in the securities remaining available for future issuance. Pursuant to the provisions of the Plan, the number of securities remaining available for issuance is reduced by the aggregate balance of (i) stock options exercised and outstanding at a fungible factor of 1.0 shares and (ii) unit based awards at a fungible factor of 1.55 shares for each share of our common stock issued pursuant to any equity settled awards granted under the Plan. Accordingly, the number of shares available for future awards under the Plan may be different than the amount shown in this column.

2007 Equity Incentive Plan - The only equity compensation plan approved by our stockholders is our 2007 Equity Incentive Plan (the “Plan”), which is an amendment and restatement of our 2005 Equity Plan (the “Prior Plan”).

The Plan, provides for the grant of stock options, restricted stock awards, stock appreciation rights, RSUs and other stock awards, collectively referred to as “Awards.” To date, Gran Tierra has granted stock options, RSUs including DSUs and PSUs under the Plan.

Purpose

The Board adopted the Plan to provide a means by which employees, directors and consultants of Gran Tierra and its affiliates may be given an opportunity to acquire stock in Gran Tierra, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Gran Tierra and its affiliates. As of December 31, 2017, all of the approximately 332 employees, directors and consultants of Gran Tierra and its affiliates are eligible to participate in the Incentive Plan and may receive all types of awards.

62

Stock Subject to the Plan

The maximum aggregate number of shares reserved for issuance under the Plan is 39,806,100 shares, or the “Share Reserve.”

Under the terms of the Plan, the Share Reserve will be reduced by (i) one share for each share of common stock issued pursuant to an option or stock appreciation right, and (ii) 1.55 shares for each share of common stock issued pursuant to any other type of stock award, referred to as a “Full Value Award.” If a stock award is settled in cash, such settlement will not reduce the Share Reserve.

The following shares of common stock granted pursuant to a stock award under the Plan will become available for subsequent issuance under the Plan as such shares become available from time to time, as follows:

•	one share for each share subject to an outstanding option or stock appreciation right that expires, terminates for any reason prior to exercise or settlement or that is forfeited or otherwise returns because of the failure to meet a contingency or condition required to vest such shares;

•	1.55 shares for each share subject to a Full Value Award that is forfeited or otherwise returns because of the failure to meet a contingency or condition required to vest such shares or the Full Value Award otherwise terminates without all of the shares covered by the Full Value Award having been issued; and

•	1.55 shares for each share subject to a Full Value Award that is reacquired or withheld or not issued to satisfy a tax withholding obligation.

However, any shares of common stock granted pursuant to a stock award under the Plan or the Prior Plan that are not delivered to a participant because of any of the following reasons will not become available for subsequent issuance under the Plan:

•	shares are not delivered to a participant because an option or stock appreciation right is exercised through a reduction in the number of shares subject to the stock award (a “net exercise”);

•	shares are reacquired or withheld or not issued to satisfy a tax withholding obligation in connection with an option or stock appreciation right;

•	shares are used as consideration for the exercise of an option or stock appreciation right; or

•	shares are repurchased by Gran Tierra on the open market with the proceeds of an option or stock appreciation right exercise price.

Eligibility

Employees (including officers), directors, and consultants of both Gran Tierra and its affiliates are eligible to receive all types of awards under the Plan. Under the Plan, no employee may be granted options or stock appreciation rights whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the fair market value on the date of grant covering more than 1,000,000 (0.3%) shares of common stock during any calendar year. The maximum number of shares which may be reserved for issuance to insiders, at any time, under the Plan, and any other share compensation arrangement of Gran Tierra shall be 10% of the shares of common stock issued and outstanding. Additionally, the maximum number of shares of common stock which may be issued under the Plan, at any time, and any other share compensation arrangements within any 12-month period shall be 10% of the common stock outstanding for insiders as a group and 5% of the common stock outstanding for any one insider and such insider’s associates. The maximum number of options that may be granted to any one consultant in any 12-month period shall not exceed 2% of the issued and outstanding common stock at the time of grant.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the Plan, the Board does not have the authority to reduce the exercise, purchase or strike price of an option or stock appreciation right or to cancel any outstanding option or stock appreciation right that has an exercise price greater than the current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders within 12 months

63

prior to the repricing or cancellation and re-grant event. Additionally, the Board may not reduce the exercise price of an option or extend the term of an option held by an insider without obtaining the approval of the stockholders other than insiders who are eligible to receive stock awards and such insiders’ associates, at a meeting of the stockholders.

Terms of Options

The following is a description of the permissible terms of options under the Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

Exercise Price; Payment

The exercise price of options may not be less than 100% of the fair market value of the stock on the date of grant. The “fair market value” of Gran Tierra’s common stock on a particular day is generally the closing sales price for the common stock (or the closing bid, if no sales were reported) as quoted on the primary exchange or market upon which Gran Tierra’s common stock trades. If that day is not a market trading day, then the last market trading day prior to the day of determination is used.

The exercise price of options granted under the Plan must be paid either in cash at the time the option is exercised or at the discretion of the Board, (i) by delivery of other common stock of Gran Tierra, (ii) by a “net exercise” arrangement, (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of common stock, results in either the receipt of cash (or check) by Gran Tierra or the receipt of irrevocable instructions to pay the aggregate exercise price to Gran Tierra from the sale proceeds, or (iv) in any other form of legal consideration acceptable to the Board.

Option Exercise

Options granted under the Plan may become exercisable in cumulative increments, or vest, as determined by the Board. Shares covered by currently outstanding options under the Plan typically vest over a three year period in three equal annual installments during the participant’s employment by, or service as a director or consultant to, Gran Tierra or an affiliate.

Term

The maximum term of options under the Plan is 10 years. Options under the Plan generally terminate three months after termination of the participant’s Service unless (i) such termination is due to the participant’s permanent and total disability, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the termination of Service) at any time within 12 months of such termination; (ii) the participant dies before the participant’s Service has terminated, or within three months after termination of such Service, in which case the option may, but need not, provide that it may be exercised (to the extent the option was exercisable at the time of the participant’s death) within 18 months of the participant’s death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. A participant may designate a beneficiary who may exercise the option following the participant’s death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of Service.

The option term generally may be extended in the event that exercise of the option within these periods is prohibited. A participant’s option agreement may provide that if the exercise of the option following the termination of the participant’s Service would be prohibited because the issuance of stock would violate the registration requirements under the Securities Act, then the option will terminate on the earlier of (i) the expiration of the term of the option or (ii) three months after the termination of the participant’s service during which the exercise of the option would not be in violation of such registration requirements.

Restrictions On Transfer

The Board may grant stock options that are transferable to the extent provided in the stock option agreement. If an option does not provide for transferability then the option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a domestic relations order and shall be exercisable during the lifetime of the option holder and only by the option holder. Shares subject to repurchase by Gran Tierra under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

64

Terms of Restricted Stock Awards and Purchases of Restricted Stock

Payment

The Board determines the purchase price under a restricted stock purchase agreement but the purchase price may not be less than the par value of Gran Tierra’s common stock on the date of purchase. The Board may award stock bonuses in consideration of past services without a purchase payment.

The purchase price of stock acquired pursuant to a restricted stock purchase agreement under the Plan must be paid either in cash at the time of purchase or at the discretion of the Board, (i) by cash at the time of purchase, (ii) by services rendered, or to be rendered to Gran Tierra or (iii) in any other form of legal consideration acceptable to the Board.

Vesting

Shares of stock sold or awarded under the Plan may, but need not be, subject to a repurchase option in favor of Gran Tierra in accordance with a vesting schedule as determined by the Board. The Board has the power to accelerate the vesting of stock acquired pursuant to a restricted stock purchase agreement under the Plan in the event of death, disability, or in the event of a Change in Control.

Restrictions on Transfer

Rights under a stock bonus or restricted stock bonus agreement may be transferred only upon the terms and conditions of the award agreement as the Board shall determine in its discretion, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.

Other Stock Awards

Other forms of stock awards valued in whole or in part with reference to or otherwise based on our common stock may be granted either alone or in addition to other stock awards under the Plan. The Board will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of common stock (or the cash equivalent thereof) to be granted and all other conditions of such other stock awards. Other forms of stock awards may be subject to vesting in accordance with a vesting schedule to be determined by the Board. RSUs, including PSUs, are subject to a three year vesting period. Although DSUs vest immediately, directors are not eligible to receive payment until such time as they are no longer a director of the Company.

Adjustment Provisions

Transactions not involving receipt of consideration by Gran Tierra, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the type(s), class(es) and number of shares of common stock subject to the Plan and outstanding awards. In that event, the Plan will be appropriately adjusted as to the type(s), class(es) and the maximum number of shares of common stock subject to the Plan, and outstanding Awards will be adjusted as to the type(s), class(es), number of shares and price per share of common stock subject to such Awards.

65

Effect Of Certain Corporate Transactions

The Plan provides that in the event of the consummation of (i) the sale or other disposition of all or substantially all of the assets of Gran Tierra, (ii) the sale or other disposition of at least fifty percent of the outstanding securities of Gran Tierra, or (iii) certain specified types of merger, consolidation or similar transactions, or collectively, a corporate transaction, any surviving or acquiring corporation may continue or assume Awards outstanding under the Plan or may substitute similar Awards. Regardless of whether any surviving or acquiring corporation assumes such Awards or substitutes similar Awards, with respect to Awards held by participants whose Service with Gran Tierra or an affiliate has not terminated as of the effective time of the corporate transaction, the vesting of such awards (and, if applicable, the time during which such awards may be exercised) will be accelerated in full.

Duration, Amendment And Termination

The Board may suspend or terminate the Plan without stockholder approval or ratification at any time or from time to time.

The Board may at any time, or from time to time, amend or revise the Plan as follows: (a) to make amendments to the Plan or a Stock Award of a housekeeping or administrative nature; (b) if the common stock is listed on the Toronto Stock Exchange subject to any required approval of the TSX, to change the vesting or termination provisions of a Stock Award or the Plan; (c) amendments necessary to comply with provisions of applicable law or stock exchange requirements or for grants to qualify for favorable treatment under applicable laws; and (d) any other amendment, fundamental or otherwise, not requiring stockholder approval under the Code. However, no amendment will be effective unless approved by the stockholders of Gran Tierra within 12 months before or after its adoption by the Board to the extent such approval is necessary to satisfy the requirements of Section 422 of the Code. The Board may submit any other amendment to the Plan for stockholder approval.

For so long as Gran Tierra’s stock is listed on the TSX, under the rules and policies of the TSX any amendment to the Plan is subject to pre-clearance of such amendment by the TSX, and no amendment, suspension or discontinuance of the Plan may contravene the requirements of the TSX.

Burn Rate

In 2017 there were 2,029,035 stock options granted under the Plan which resulted in a burn rate of 0.52%. In 2016 there were 1,744,165 stock options granted under the Plan which resulted in a burn rate of 0.56%, and in 2015 there were 5,346,260 stock options granted under the Plan which resulted in a burn rate of 1.93%.

66

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions Policy And Procedures

Gran Tierra discourages transactions with related persons. The charter of the Audit Committee provides that the Audit Committee is charged with reviewing and recommending to the Board the approval or disapproval of any related person transactions, as defined under Regulation S-K, Item 404. In addition, potential related persons transactions are to be referred to the Chief Executive Officer, and brought to the attention of the full Board if material.

There have been no related party transactions since January 1, 2017 where the procedures described above did not require review, approval or ratification or where these procedures were not followed.

Certain Related-Person Transactions

Gran Tierra has entered into indemnity agreements with certain officers and directors which provide, among other things, that Gran Tierra will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Gran Tierra, and otherwise to the fullest extent permitted under Delaware law and Gran Tierra’s Bylaws.

STOCKHOLDER PROPOSALS

Stockholders interested in submitting a proposal for inclusion in our proxy materials and for presentation at the 2019 annual meeting of stockholders may do so by following the procedures set forth in Rule 14a-8 under the Exchange Act and must submit their proposals to us at our principal executive offices (to the Corporate Secretary at 900, 520 - 3rd Avenue S.W., Calgary, Alberta, Canada T2P 0R3), not later than the close of business on November 21, 2018. If the date of the 2019 annual meeting is changed by more than 30 days from the date of the 2018 annual meeting, the deadline for submitting proposals is a reasonable time before we begin to print and mail the proxy materials for our 2019 annual meeting. There is no minimum number of shares required to be held by a stockholder interested in submitting a proposal for inclusion in our proxy materials.

Our Bylaws provide that stockholders may nominate persons for election to the Board of Directors or bring any other business before the stockholders (other than matters properly brought under Rule 14a-8) at the 2019 annual meeting of stockholders only by sending to our Corporate Secretary a notice containing the information required by our Bylaws. Notice to us must be made not less than 30 or more than 65 days prior to the date of the annual meeting; provided, however, that if the annual meeting is to be held on a date that is less than 50 days after the date on which the public announcement of the date of the annual meeting was made by Gran Tierra, notice may be made not later than the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by Gran Tierra. Detailed information about how to make stockholder proposals or nominations for our annual meetings of stockholders can be found in our Bylaws.

67

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are stockholders of Gran Tierra will be “householding” Gran Tierra’s proxy materials. A single Notice of Internet Availability of Proxy Materials or a single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials or a separate set of annual meeting materials, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and annual report by contacting Gran Tierra Energy Inc., Diane Phillips, Corporate Secretary, 900, 520 - 3 Avenue S.W., Calgary, Alberta, Canada T2P 0R3 or by telephone at (403) 265-3221. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials or multiple sets of annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Gary Guidry
Gary S. Guidry
President and Chief Executive Officer

March 21, 2018

A copy of Gran Tierra’s Annual Report to the SEC on Form 10-K for the fiscal year ended December 31, 2017, including the financial statements and the financial statement schedules required to be filed with the SEC for the Company’s most recent fiscal year, is available without charge upon written request to: Gran Tierra Energy Inc., 900, 520 - 3 Avenue S.W., Calgary, Alberta, Canada T2P 0R3, Attention: Corporate Secretary.

68

FORWARD LOOKING STATEMENTS ADVISORY

This document contains opinions, forecasts, projections, guidance, plans and other statements about future events or results that constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and financial outlook and forward looking information within the meaning of applicable Canadian securities laws (collectively, “forward-looking statements”). Such forward-looking statements include, but are not limited to, the Company’s expectation to fully fund its operations from cash from operating activities, expectations regarding the annual meeting and the related procedures, the filing of voting results, the Company’s future operations including planned operations and the exploration and development of the Company’s blocks, areas and fields.

The forward-looking statements contained in this document reflect several material factors and expectations and assumptions of Gran Tierra including, without limitation, that Gran Tierra will continue to conduct its operations in a manner consistent with its current expectations, the accuracy of testing and production results and seismic data, pricing and cost estimates (including with respect to commodity pricing and exchange rates), rig availability, the effects of drilling down-dip, the effects of waterflood and high pressure stimulation operations, the extent and effect of delivery disruptions, and the general continuance of current or, where applicable, assumed operational, regulatory and industry conditions including in areas of potential expansion, and the ability of Gran Tierra to access capital and other resources and to execute its current business and operational plans in the manner currently planned. Gran Tierra believes the material factors, expectations and assumptions reflected in the forward-looking statements are reasonable at this time but no assurance can be given that these factors, expectations and assumptions will prove to be correct.

Among the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements in this document are: Gran Tierra’s operations are located in Colombia, and unexpected problems can arise due to guerrilla activity; technical difficulties and operational difficulties may arise which impact the production, transport or sale of the Company’s products, including instability of electricity supply at our production facilities; geographic, political and weather conditions can impact the production, transport or sale of the Company’s products; the risk that current global economic and credit conditions may impact oil prices and oil consumption more than Gran Tierra currently predicts; the ability of Gran Tierra to execute its business plan and its drilling and development plan; the risk that unexpected delays and difficulties in developing currently owned properties may occur; the timely receipt of regulatory or other required approvals for the Company’s operating activities; the failure of exploratory drilling to result in commercial wells; unexpected delays due to the limited availability of drilling equipment and personnel; the risk that oil prices could remain weak or further decline, or global economic and credit market conditions may impact oil prices and oil consumption more than Gran Tierra currently predicts, which could cause Gran Tierra to further modify its strategy and capital spending program; and the risk factors detailed from time to time in Gran Tierra’s periodic reports filed with the Securities and Exchange Commission, including, without limitation, under the caption “Risk Factors” in Gran Tierra’s Annual Report on Form 10-K filed February 27, 2018. These filings are available on the Securities and Exchange Commission website at http://www.sec.gov and on SEDAR at www.sedar.com. Although the current guidance, capital spending program and long term strategy of Gran Tierra is based upon the current expectations of the management of Gran Tierra, should any one of a number of issues arise, Gran Tierra may find it necessary to alter its business strategy and/ or capital spending program and there can be no assurance as at the date of this document as to how those funds may be reallocated or strategy changed and how that would impact Gran Tierra’s results of operations and financing position.

Statements relating to “reserves” and “resources” are also deemed to be forward-looking statements, as they involve the implied assessment, based on certain estimates and assumptions, including that the reserves and resources described can be profitably produced in the future.

All forward-looking statements are made as of the date of this document and the fact that this document remains available does not constitute a representation by Gran Tierra that Gran Tierra believes these forward-looking statements continue to be true as of any subsequent date. Actual results may vary materially from the expected results expressed in forward-looking statements. Gran Tierra disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by applicable securities laws. Gran Tierra’s forward-looking statements are expressly qualified in their entirety by this cautionary statement.

69

DISCLOSURE OF OIL AND GAS INFORMATION

Gran Tierra’s Statement of Reserves Data and Other Oil and Gas Information on Form 51-101F1 dated effective as at December 31, 2017 (the “GTE 51-101F1”), which includes disclosure of its oil and gas reserves and other oil and gas information in accordance with Canadian National Instrument 51-101 - Standards of Disclosure for Oil and Gas Activities (“NI 51-101”) and the Canadian Oil and Gas Evaluation Handbook (“COGEH”) forming the basis of this document, is available on SEDAR at www.sedar.com.

Estimates of net present value contained herein do not necessarily represent fair market value of reserves or resources. Estimates of reserves or resources and future net revenue for individual properties may not reflect the same level of confidence as estimates of reserves and future net revenue for all properties, due to the effect of aggregation.

Gas volumes are converted to BOE at the rate of 6 Mcf of gas per bbl of oil, based upon the approximate relative energy content of gas and oil. The rate is not necessarily indicative of the relationship between oil and gas prices. BOEs may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead. In addition, given that the value ratio based on the current price of oil as compared with natural gas is significantly different from the energy equivalent of six to one, utilizing a BOE conversion ratio of 6 Mcf: 1 bbl would be misleading as an indication of value.

Definitions

All dollar ($) amounts referred to in this proxy statement are United States (U.S.) dollars, unless otherwise indicated.

BOE means barrels of oil equivalent.

BOEPD means barrels of oil equivalent per day.

MMBOE means million barrels of oil equivalent

Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved plus probable reserves.

Possible reserves are those additional reserves that are less certain to be recovered than Probable reserves. There is a 10% probability that the quantities actually recovered will equal or exceed the sum of Proved plus Probable plus Possible reserves. The estimate of reserves for individual properties may not reflect the same confidence level as estimates of reserves for all properties, due to the effects of aggregation.

See the GTE 51-101F1 for additional definitions regarding terms used in this document.

Oil and Gas Metrics

This document contains certain oil and gas metrics, including reserves per share, net asset value per share and FDC, which are calculated as described in this document and do not have standardized meanings or standard methods of calculation and therefore such measures may not be comparable to similar measures used by other companies. Such metrics have been included herein to provide readers with additional measures to evaluate the Company’s performance; however, such measures are not reliable indicators of the future performance of the Company and future performance may not compare to the performance in previous periods.

70

Prospective Resources

Prospective Resources are those quantities of petroleum estimated, as of a given date, to be potentially recoverable from undiscovered accumulations by application of future development projects. Prospective Resources have both an associated chance of discovery and a chance of development. Not all exploration projects will result in discoveries. The chance that an exploration project will result in the discovery of petroleum is referred to as the “chance of discovery.” Thus, for an undiscovered accumulation the chance of commerciality is the product of two risk components-the chance of discovery and the chance of development. There is no certainty that any portion of the Prospective Resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the Prospective Resources.

Estimates of the Company’s Prospective Resources are based upon the GTE McDaniel Prospective Resources Report. The estimates of Prospective Resources provided in this document are estimates only and there is no guarantee that the estimated Prospective Resources will be recovered. Actual resources may be greater than or less than the estimates provided in this in this document and the differences may be material. There is no assurance that the forecast price and cost assumptions applied by McDaniel in evaluating Gran Tierra’s Prospective Resources will be attained and variances could be material. There is no certainty that any portion of the Prospective Resources will be discovered. If discovered, there is no certainty that it will be commercially viable to produce any portion of the Prospective Resources.

Estimates of Prospective Resources are by their nature more speculative than estimates of proved reserves and would require substantial capital spending over a significant number of years to implement recovery. Actual locations drilled and quantities that may be ultimately recovered from our properties will differ substantially. In addition, we have made no commitment to drill, and likely will not drill, all of the drilling locations that have been attributable to these quantities.

The prospective resources in this document are classified as “mean” representing the arithmetic average of the expected recoverable volume. It is the most accurate single point representation of the volume distribution.

For a discussion of Gran Tierra’s interest in the Prospective Resources, the location of the Prospective Resources, the product type reasonably expected, the risks and level of uncertainty associated with recovery of the resources, the significant positive and negative factors relevant to the estimate of the Prospective Resources, a description of the applicable projects maturity sub-categories and other relevant information regarding the Prospective Resources estimates, please see the GTE NI 51-101F1 available on SEDAR at www.sedar.com.

71

IMPORTANT ANNUAL MEETING INFORMATION Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:00 a.m., Mountain Time, on April 30, 2018. Vote by Internet Go to www.investorvote.com/GTE Or scan the QR code with your smartphone Follow the steps outlined on the secure website Vote by telephone Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors. Nominees: 01 - Gary S. Guidry For Against Abstain 04 - Robert B. Hodgins For Against Abstain 02 - Peter J. Dey 05 - Ronald W. Royal For Against Abstain 03 - Evan Hazell 06 - Sondra Scott For Against Abstain 07 - David P. Smith 08 - Brooke Wade 2. Proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm for 2018. For Against Abstain 3. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.'s named executive officers, as disclosed in the proxy statement. For Against Abstain B Non-Voting Items Change of Address — Please print new address below. Note: To conduct any other business properly brought before the meeting. C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 02SA0D 1 U P X +

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at http://www.edocumentview.com/GTE. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy — Gran Tierra Energy Inc. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 2, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholders hereby appoint Gary S. Guidry and Ryan Ellson, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock, Special A Voting Stock, and Special B Voting Stock of Gran Tierra Energy Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. (Mountain time) on May 2, 2018, at Centennial Place, 3rd Floor, West Tower, 250-5 Street SW, Calgary, Alberta, Canada T2P 0R4, and any adjournments or postponements thereof, hereby revoking all previous proxies, with all powers the stockholders would possess if present, on all matters listed on the reverse side and in accordance with the instructions designated on the reverse side and with discretionary authority as to any and all such other matters as may properly come before the meeting. For directions to the meeting, please visit www.grantierra.com. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH OF PROPOSALS 2 AND 3. THE PROXIES NAMED ABOVE ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE ONLINE AS INSTRUCTED IN THIS PROXY CARD.

IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Annual Meeting Proxy Card PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed and FOR Proposals 2 and 3. 1. Election of Directors. Nominees: 01 - Gary S. Guidry 04 - Robert B. Hodgins For Against Abstain 02 - Peter J. Dey 05 - Ronald W. Royal For Against Abstain 03 - Evan Hazell 06 - Sondra Scott For Against Abstain 07 - David P. Smith For Against Abstain 08 - Brooke Wade For Against Abstain 2. Proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm for 2018. 3. Proposal to approve, on an advisory basis, the compensation of Gran Tierra Energy Inc.'s named executive officers, as disclosed in the proxy statement. Note: To conduct any other business properly brought before the meeting. B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 02SA1D 1 U P X +

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice, Proxy Statement and Annual Report are available at http://www.edocumentview.com/GTE. PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Annual Meeting Proxy — Gran Tierra Energy Inc. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 2, 2018 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholders hereby appoint Gary S. Guidry and Ryan Ellson, or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock, Special A Voting Stock, and Special B Voting Stock of Gran Tierra Energy Inc. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. (Mountain time) on May 2, 2018, at Centennial Place, 3rd Floor, West Tower, 250-5 Street SW, Calgary, Alberta, Canada T2P 0R4, and any adjournments or postponements thereof, hereby revoking all previous proxies, with all powers the stockholders would possess if present, on all matters listed on the reverse side and in accordance with the instructions designated on the reverse side and with discretionary authority as to any and all such other matters as may properly come before the meeting. For directions to the meeting, please visit www.grantierra.com. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH OF PROPOSALS 2 AND 3. THE PROXIES NAMED ABOVE ARE HEREBY AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE AS INSTRUCTED IN THIS PROXY CARD.

GRAN TIERRA EXCHANGECO INC. 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Security Class Holder Account Number Fold Voting Instruction Form (“VIF”) - Annual Meeting to be held on Wednesday, May 2, 2018 Notes to VIF 1. This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Computershare Trust Company of Canada, Attention: Manager, Corporate Trust, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 11:00 am (Mountain Time) on Monday, April 30, 2018, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting. 2. If this voting direction is not signed by the Holder (as defined below) of Gran Tierra Exchangeco Inc. Exchangeable Shares, the votes to which the Holder of the Gran Tierra Exchangeco Inc. Exchangeable Shares is entitled will not be exercised. 3. If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized. 4. This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Gran Tierra Exchangeco Inc. Exchangeable Shares are registered. 5. Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such. 6. A Holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law, a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee (as defined below) at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting, on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked. VIF’s submitted must be received by 11:00 am (Mountain Time) on Monday, April 30, 2018. VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet Fold Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free Go to the following web site: www.investorvote.com/GTE Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this VIF. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 01DUMD

PLEASE SELECT ONE OF THE FOLLOWING: Direct the Trustee to Vote Gran Tierra Exchangeco Inc. Exchangeable Shares The Holder hereby directs the Trustee to vote as indicated. Appointment of Company Management as Proxy The Holder hereby appoints Gary S. Guidry and Ryan Ellson, or either of them, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Exchangeco Inc. Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting. Appointment of the Holder, or the Holder’s Designee as Proxy The Holder hereby appoints as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Exchangeco Inc. Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting. IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR GRAN TIERRA EXCHANGECO INC. EXCHANGEABLE SHARES AS INDICATED. The undersigned holder (the “Holder”) of exchangeable shares of Gran Tierra Exchangeco Inc. that were issued in connection with the transaction between the former stockholders of Solana Resources Limited and Gran Tierra Energy Inc. (the “Company”) has the right to instruct Computershare Trust Company of Canada (the “Trustee”) in respect of the exercise of the Holder’s votes at the annual meeting of stockholders of the Company to be held at Centennial Place, 3rd Floor, West Tower, 250 - 5 Street S.W., Calgary, Alberta, Canada T2P 0R4 on May 2, 2018 (the “Meeting”), as follows: To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; OR To instruct the Trustee to appoint a representative of the Company’s management as proxy to exercise the votes to which the Holder is entitled as indicated below; OR To instruct the Trustee to appoint the Holder, or the Holder’s designee, as a proxy to exercise personally the votes to which the Holder is entitled as indicated below. IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER’S GRAN TIERRA EXCHANGECO INC. EXCHANGEABLE SHARES WILL NOT BE VOTED Fold 1. Election of Directors For Against Abstain For Against Abstain For Against Abstain 01. Gary S. Guidry 04. Robert B. Hodgins 02. Peter J. Dey 05. Ronald W. Royal 03. Evan Hazell 06. David P. Smith 07. Brooke Wade 08. Sondra Scott 2. Ratification of Selection of Independent Auditors For Against Abstain To ratify the appointment of KPMG LLP as the independent registered public accounting firm for 2018. 3. Advisory Vote to Approve Named Executive Compensation Approval of, on an advisory basis, the compensation of Gran Tierra Energy Inc.’s named executive officers, as disclosed in the proxy statement. For Against Abstain Fold Authorized Signature(s) – This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this VIF will be voted as recommended by Management. Signature(s) Date MM / DD / YY G R Q Q 246036 A R 0 01DUNC

GRAN TIERRA GOLDSTRIKE INC. 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Security Class Holder Account Number Fold Voting Instruction Form (“VIF”) - Annual Meeting to be held on Wednesday, May 2, 2018 Notes to VIF 1. This voting direction will not be valid and not be acted upon unless it is completed as outlined herein and delivered to Computershare Trust Company of Canada, Attention: Manager, Corporate Trust, 600, 530 – 8th Avenue S.W., Calgary, Alberta T2P 3S8, Canada by 11:00 am (Mountain Time) on Monday, April 30, 2018, or not less than 48 hours before the time set for the holding of any adjournment(s) thereof. The voting direction is valid only for the Meeting or any adjournment(s) of the Meeting. 2. If this voting direction is not signed by the Holder (as defined below) of Gran Tierra Goldstrike Inc. Exchangeable Shares, the votes to which the Holder of the Gran Tierra Goldstrike Inc. Exchangeable Shares is entitled will not be exercised. 3. If the Holder is a corporation, its corporate seal must be affixed or it must be signed by an officer or attorney thereof duly authorized. 4. This voting direction must be dated and the signature hereon should be exactly the same as the name in which the Gran Tierra Goldstrike Inc. Exchangeable Shares are registered. 5. Persons signing as executors, administrators, trustees, etc., should so indicate and give their full title as such. 6. A Holder who has submitted a voting direction may revoke it at any time prior to the Meeting. In addition to revocation in any other manner permitted by law, a voting direction may be revoked by instrument in writing executed by the Holder or his attorney authorized in writing or, if the Holder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized and deposited at the office of the Trustee (as defined below) at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the voting direction is to be acted upon or with a representative of the Trustee in attendance at the Meeting, on the day of the Meeting or any adjournment thereof, and upon either of such deposits, the voting direction is revoked. VIF’s submitted must be received by 11:00 am (Mountain Time) on Monday, April 30, 2018. Fold VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone To Vote Using the Internet • Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free • Go to the following web site: www.investorvote.com/GTE • Smartphone? Scan the QR code to vote now. If you vote by telephone or the Internet, DO NOT mail back this VIF. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this VIF. Instead of mailing this VIF, you may choose one of the two voting methods outlined above to vote this VIF. To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. CONTROL NUMBER 01DUOC

PLEASE SELECT ONE OF THE FOLLOWING: Direct the Trustee to Vote Gran Tierra Goldstrike Inc. Exchangeable Shares The Holder hereby directs the Trustee to vote as indicated. Appointment of Company Management as Proxy The Holder hereby appoints Gary S. Guidry and Ryan Ellson, or either of them, as proxyholder of the Holder, with power of substitution, and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Goldstrike Inc. Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting. Appointment of the Holder, or the Holder’s Designee as Proxy The Holder hereby appoints as proxyholder of the Holder and authorizes them to represent and vote, as indicated above, all of the Gran Tierra Goldstrike Inc. Exchangeable Shares which the Holder may be entitled to vote at the Meeting, and at any adjournment or adjournments thereof and on every ballot that may take place in consequence thereof, and with discretionary authority as to any other matters that may properly come before the Meeting. IF THE HOLDER DOES NOT COMPLETE ONE OF THE FOREGOING, COMPLETES MORE THAN ONE OF THE FOREGOING OR COMPLETES THE THIRD SELECTION BUT DOES NOT SPECIFY A DESIGNEE, THE HOLDER WILL BE DEEMED TO HAVE DIRECTED THE TRUSTEE TO VOTE THEIR GRAN TIERRA GOLDSTRIKE INC. EXCHANGEABLE SHARES AS INDICATED. The undersigned holder (the “Holder”) of exchangeable shares of Gran Tierra Goldstrike Inc. that were issued in connection with the transaction between the former stockholders of Goldstrike, Inc. and Gran Tierra Energy Inc. (the “Company”) has the right to instruct Computershare Trust Company of Canada (the “Trustee”) in respect of the exercise of the Holder’s votes at the annual meeting of stockholders of the Company to be held at Centennial Place, 3rd Floor, West Tower, 250 - 5 Street S.W., Calgary, Alberta, Canada T2P 0R4 on May 2, 2018 (the “Meeting”), as follows: • To instruct the Trustee to exercise the votes to which the Holder is entitled as indicated below; OR • To instruct the Trustee to appoint a representative of the Company’s management as proxy to exercise the votes to which the Holder is entitled as indicated below; OR • To instruct the Trustee to appoint the Holder, or the Holder’s designee, as a proxy to exercise personally the votes to which the Holder is entitled as indicated below. IMPORTANT NOTE: IF NO DIRECTION IS MADE, FOR OR AGAINST, THE HOLDER’S GRAN TIERRA GOLDSTRIKE INC. EXCHANGEABLE SHARES WILL NOT BE VOTED Fold 1. Election of Directors For Against Abstain For Against Abstain For Against Abstain 01. Gary S. Guidry 04. Robert B. Hodgins 02. Peter J. Dey 05. Ronald W. Royal 03. Evan Hazell 06. David P. Smith 07. Brooke Wade 08. Sondra Scott 2. Ratification of Selection of Independent Auditors For Against Abstain To ratify the appointment of KPMG LLP as the independent registered public accounting firm for 2018. 3. Advisory Vote to Approve Named Executive Compensation Approval of, on an advisory basis, the compensation of Gran Tierra Energy Inc.’s named executive officers, as disclosed in the proxy statement. For Against Abstain Fold Authorized Signature(s) – This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this VIF will be voted as recommended by Management. Signature(s) Date MM / DD / YY G R Q Q 246036 A R 0 01DUPE